FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,855,801	$2,985,345	$1,434,062	$952,674	$7,149,147
Net Assets	$3,855,801	$2,985,345	$1,434,062	$952,674	$7,149,147

NET ASSETS, representing:
Accumulation units	$3,855,801	$2,985,345	$1,434,062	$952,674	$7,149,147
	$3,855,801	$2,985,345	$1,434,062	$952,674	$7,149,147

Units outstanding	96,076	285,321	66,454	58,537	455,642

Portfolio shares held	59,761	2,985,345	102,068	41,152	406,664
Portfolio net asset value per share	$64.52	$1.00	$14.05	$23.15	$17.58
Investment in portfolio shares, at cost	$1,303,177	$2,985,345	$818,005	$678,106	$6,247,253

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$7,308	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	29,951	22,098	11,149	8,046	49,640
NET INVESTMENT INCOME (LOSS)	(29,951)	(14,790)	(11,149)	(8,046)	(49,640)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	289,495	—	130,914	81,832	238,980
Net change in unrealized appreciation (depreciation) on investments	846,971	—	(189,969)	18,058	(105,076)
NET GAIN (LOSS) ON INVESTMENTS	1,136,466	—	(59,055)	99,890	133,904

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,106,515	$(14,790)	$(70,204)	$91,844	$84,264

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,484,748	$1,772,285	$960,963	$2,695,839	$6,105,684
Net Assets	$1,484,748	$1,772,285	$960,963	$2,695,839	$6,105,684

NET ASSETS, representing:
Accumulation units	$1,484,748	$1,772,285	$960,963	$2,695,839	$6,105,684
	$1,484,748	$1,772,285	$960,963	$2,695,839	$6,105,684

Units outstanding	90,367	67,990	49,370	138,308	328,795

Portfolio shares held	127,119	54,331	39,791	92,260	385,703
Portfolio net asset value per share	$11.68	$32.62	$24.15	$29.22	$15.83
Investment in portfolio shares, at cost	$1,120,937	$738,880	$486,203	$1,446,962	$2,939,839

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	11,332	10,814	8,328	18,337	44,087
NET INVESTMENT INCOME (LOSS)	(11,332)	(10,814)	(8,328)	(18,337)	(44,087)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,521	141,384	54,419	100,907	163,759
Net change in unrealized appreciation (depreciation) on investments	26,558	340,967	(127,712)	(82,742)	1,436,838
NET GAIN (LOSS) ON INVESTMENTS	40,079	482,351	(73,293)	18,165	1,600,597

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$28,747	$471,537	$(81,621)	$(172)	$1,556,510
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,825,994	$1,988,097	$13,643,226	$1,975,939	$4,477,614
Net Assets	$2,825,994	$1,988,097	$13,643,226	$1,975,939	$4,477,614

NET ASSETS, representing:
Accumulation units	$2,825,994	$1,988,097	$13,643,226	$1,975,939	$4,477,614
	$2,825,994	$1,988,097	$13,643,226	$1,975,939	$4,477,614

Units outstanding	136,613	113,915	361,588	66,633	235,463

Portfolio shares held	110,218	59,937	162,303	45,382	129,150
Portfolio net asset value per share	$25.64	$33.17	$84.06	$43.54	$34.67
Investment in portfolio shares, at cost	$1,300,036	$1,155,718	$5,100,611	$594,464	$2,338,236

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	18,649	13,631	112,471	15,159	32,871
NET INVESTMENT INCOME (LOSS)	(18,649)	(13,631)	(112,471)	(15,159)	(32,871)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	158,729	72,050	1,240,598	167,589	257,303
Net change in unrealized appreciation (depreciation) on investments	(138,049)	(103,474)	2,230,999	306,125	(361,824)
NET GAIN (LOSS) ON INVESTMENTS	20,680	(31,424)	3,471,597	473,714	(104,521)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,031	$(45,055)	$3,359,126	$458,555	$(137,392)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,339,447	$1,609,797	$5,042,545	$2,929,081	$809,677
Net Assets	$1,339,447	$1,609,797	$5,042,545	$2,929,081	$809,677

NET ASSETS, representing:
Accumulation units	$1,339,447	$1,609,797	$5,042,545	$2,929,081	$809,677
	$1,339,447	$1,609,797	$5,042,545	$2,929,081	$809,677

Units outstanding	34,414	116,954	320,995	123,168	48,191

Portfolio shares held	17,015	138,656	317,341	88,519	36,770
Portfolio net asset value per share	$78.72	$11.61	$15.89	$33.09	$22.02
Investment in portfolio shares, at cost	$479,818	$1,494,247	$4,066,728	$1,326,119	$754,371

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	10,682	14,746	40,627	28,612	6,221
NET INVESTMENT INCOME (LOSS)	(10,682)	(14,746)	(40,627)	(28,612)	(6,221)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,766	22,296	109,516	148,561	2,421
Net change in unrealized appreciation (depreciation) on investments	312,329	18,875	239,855	(311,785)	(13,642)
NET GAIN (LOSS) ON INVESTMENTS	428,095	41,171	349,371	(163,224)	(11,221)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$417,413	$26,425	$308,744	$(191,836)	$(17,442)

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,417,824	$1,206,703	$1,284,346	$1,379,269	$—
Net Assets	$3,417,824	$1,206,703	$1,284,346	$1,379,269	$—

NET ASSETS, representing:
Accumulation units	$3,417,824	$1,206,703	$1,284,346	$1,379,269	$—
	$3,417,824	$1,206,703	$1,284,346	$1,379,269	$—

Units outstanding	137,700	91,821	60,671	84,482	—

Portfolio shares held	90,634	56,573	46,636	37,716	—
Portfolio net asset value per share	$37.71	$21.33	$27.54	$36.57	$—
Investment in portfolio shares, at cost	$2,192,107	$1,016,833	$775,023	$927,598	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	11/13/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	30,293	8,487	8,427	9,917	5,168
NET INVESTMENT INCOME (LOSS)	(30,293)	(8,487)	(8,427)	(9,917)	(5,168)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	138,215	10,690	38,232	41,930	(9,354)
Net change in unrealized appreciation (depreciation) on investments	227,418	(17,691)	115,075	100,578	(31,964)
NET GAIN (LOSS) ON INVESTMENTS	365,633	(7,001)	153,307	142,508	(41,318)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$335,340	$(15,488)	$144,880	$132,591	$(46,486)

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	Prudential SP International Growth Portfolio (Class I)	ProFund VP Bear	ProFund VP UltraBull	ProFund VP Europe 30
ASSETS
Investment in the portfolios, at fair value	$2,876,074	$40,809	$51,664	$89,603	$25,394
Net Assets	$2,876,074	$40,809	$51,664	$89,603	$25,394

NET ASSETS, representing:
Accumulation units	$2,876,074	$40,809	$51,664	$89,603	$25,394
	$2,876,074	$40,809	$51,664	$89,603	$25,394

Units outstanding	123,722	2,122	41,068	2,761	2,583

Portfolio shares held	106,679	3,329	2,637	3,052	1,223
Portfolio net asset value per share	$26.96	$12.26	$19.59	$29.36	$20.76
Investment in portfolio shares, at cost	$1,221,654	$24,981	$62,680	$94,919	$28,772

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	Prudential SP International Growth Portfolio (Class I)	ProFund VP Bear	ProFund VP UltraBull	ProFund VP Europe 30
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$49	$715	$610

EXPENSES
Charges for mortality and expense risk, and for
administration	21,742	183	268	820	179
NET INVESTMENT INCOME (LOSS)	(21,742)	(183)	(219)	(105)	431

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	63,151	—
Net realized gain (loss) on shares redeemed	138,745	1,785	(15,531)	(22,344)	(131)
Net change in unrealized appreciation (depreciation) on investments	546,516	7,633	5,645	(20,636)	(2,913)
NET GAIN (LOSS) ON INVESTMENTS	685,261	9,418	(9,886)	20,171	(3,044)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$663,519	$9,235	$(10,105)	$20,066	$(2,613)

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP NASDAQ-100	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund
ASSETS
Investment in the portfolios, at fair value	$913,266	$1,393,911	$213,535	$74,154	$221,511
Net Assets	$913,266	$1,393,911	$213,535	$74,154	$221,511

NET ASSETS, representing:
Accumulation units	$913,266	$1,393,911	$213,535	$74,154	$221,511
	$913,266	$1,393,911	$213,535	$74,154	$221,511

Units outstanding	33,789	31,040	8,633	2,835	8,601

Portfolio shares held	12,912	15,009	9,200	512	3,527
Portfolio net asset value per share	$70.73	$92.87	$23.21	$144.73	$62.80
Investment in portfolio shares, at cost	$757,257	$824,819	$163,787	$49,937	$174,601

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP NASDAQ-100	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$220	$533	$573

EXPENSES
Charges for mortality and expense risk, and for
administration	2,370	6,863	1,284	680	1,166
NET INVESTMENT INCOME (LOSS)	(2,370)	(6,863)	(1,064)	(147)	(593)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	53,344	251,978	26,059	6,250	22,885
Net realized gain (loss) on shares redeemed	15,288	45,671	(8,695)	345	19,148
Net change in unrealized appreciation (depreciation) on investments	106,347	362,810	30,357	5,193	33,238
NET GAIN (LOSS) ON INVESTMENTS	174,979	660,459	47,721	11,788	75,271

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$172,609	$653,596	$46,657	$11,641	$74,678
The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$710	$1,245,557	$1,861,027	$140,019	$25,116
Net Assets	$710	$1,245,557	$1,861,027	$140,019	$25,116

NET ASSETS, representing:
Accumulation units	$710	$1,245,557	$1,861,027	$140,019	$25,116
	$710	$1,245,557	$1,861,027	$140,019	$25,116

Units outstanding	569	50,063	77,530	8,613	881

Portfolio shares held	17	36,971	50,917	75,686	594
Portfolio net asset value per share	$41.16	$33.69	$36.55	$1.85	$42.28
Investment in portfolio shares, at cost	$1,084	$1,006,046	$1,161,808	$195,031	$17,845

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$5	$3,654	$—	$3,705	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	8	10,645	14,160	1,234	132
NET INVESTMENT INCOME (LOSS)	(3)	(6,991)	(14,160)	2,471	(132)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	27,813	140,615	—	1,589
Net realized gain (loss) on shares redeemed	(30)	31,365	113,877	(32,190)	926
Net change in unrealized appreciation (depreciation) on investments	(162)	99,373	360,298	34,544	5,203
NET GAIN (LOSS) ON INVESTMENTS	(192)	158,551	614,790	2,354	7,718

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(195)	$151,560	$600,630	$4,825	$7,586
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)	NVIT Emerging Markets Fund (Class D)
ASSETS
Investment in the portfolios, at fair value	$468,740	$562,462	$1,783,000	$—	$1,524,095
Net Assets	$468,740	$562,462	$1,783,000	$—	$1,524,095

NET ASSETS, representing:
Accumulation units	$468,740	$562,462	$1,783,000	$—	$1,524,095
	$468,740	$562,462	$1,783,000	$—	$1,524,095

Units outstanding	13,880	29,521	110,357	—	100,980

Portfolio shares held	30,537	21,869	93,156	—	103,399
Portfolio net asset value per share	$15.35	$25.72	$19.14	$—	$14.74
Investment in portfolio shares, at cost	$307,208	$534,097	$1,034,638	$—	$1,086,650

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)	NVIT Emerging Markets Fund (Class D)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	4/30/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$16,931	$—	$—	$20,506

EXPENSES
Charges for mortality and expense risk, and for
administration	3,099	5,681	14,532	2,107	11,916
NET INVESTMENT INCOME (LOSS)	(3,099)	11,250	(14,532)	(2,107)	8,590

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	19,379	14,080	—	254,826	—
Net realized gain (loss) on shares redeemed	12,927	46,929	60,370	(262,511)	13,159
Net change in unrealized appreciation (depreciation) on investments	141,733	(94,559)	96,479	(23,763)	137,921
NET GAIN (LOSS) ON INVESTMENTS	174,039	(33,550)	156,849	(31,448)	151,080

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$170,940	$(22,300)	$142,317	$(33,555)	$159,670

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$435,408	$1,505,797	$1,033,341	$784,616
Net Assets	$435,408	$1,505,797	$1,033,341	$784,616

NET ASSETS, representing:
Accumulation units	$435,408	$1,505,797	$1,033,341	$784,616
	$435,408	$1,505,797	$1,033,341	$784,616

Units outstanding	35,254	125,830	71,208	77,843

Portfolio shares held	22,513	99,066	9,664	63,686
Portfolio net asset value per share	$19.34	$15.20	$106.93	$12.32
Investment in portfolio shares, at cost	$345,385	$1,250,405	$699,943	$777,625

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
	1/1/2020	1/1/2020	4/30/2020*	11/13/2020*
	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	4,206	13,912	5,507	805
NET INVESTMENT INCOME (LOSS)	(4,206)	(13,912)	(5,507)	(805)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	15,962	14,346	62,136	23
Net change in unrealized appreciation (depreciation) on investments	8,661	97,674	333,398	6,990
NET GAIN (LOSS) ON INVESTMENTS	24,623	112,020	395,534	7,013

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,417	$98,108	$390,027	$6,208

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(29,951)	$(14,790)	$(11,149)	$(8,046)	$(49,640)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	289,495	—	130,914	81,832	238,980
Net change in unrealized appreciation (depreciation) on investments	846,971	—	(189,969)	18,058	(105,076)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,106,515	(14,790)	(70,204)	91,844	84,264

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,376	119,700	14,235	23,296	80,793
Policy loans	(1,956)	(75,794)	(2,095)	(54)	(2,410)
Policy loan repayments and interest	38,294	2,275	6,271	—	15,127
Surrenders, withdrawals and death benefits	(94,990)	(390,084)	(23,038)	(16,479)	(233,053)
Net transfers between other subaccounts
or fixed rate option	(100,576)	116,874	(84,372)	(71,889)	167,498
Miscellaneous transactions	(517)	(14)	(230)	250	(4,301)
Other charges	(69,106)	(181,445)	(27,394)	(32,240)	(138,467)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(198,475)	(408,488)	(116,623)	(97,116)	(114,813)

TOTAL INCREASE (DECREASE) IN NET ASSETS	908,040	(423,278)	(186,827)	(5,272)	(30,549)

NET ASSETS
Beginning of period	2,947,761	3,408,623	1,620,889	957,946	7,179,696
End of period	$3,855,801	$2,985,345	$1,434,062	$952,674	$7,149,147

Beginning units	102,890	315,810	74,981	63,621	464,903
Units issued	4,536	99,782	2,897	7,234	26,231
Units redeemed	(11,350)	(130,271)	(11,424)	(12,318)	(35,492)
Ending units	96,076	285,321	66,454	58,537	455,642

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(11,332)	$(10,814)	$(8,328)	$(18,337)	$(44,087)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,521	141,384	54,419	100,907	163,759
Net change in unrealized appreciation (depreciation) on investments	26,558	340,967	(127,712)	(82,742)	1,436,838
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	28,747	471,537	(81,621)	(172)	1,556,510

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,641	26,814	6,639	21,582	87,189
Policy loans	(243)	(8,592)	(2,030)	(238)	(1,761)
Policy loan repayments and interest	1,024	5,597	2,514	20,194	37,251
Surrenders, withdrawals and death benefits	(8,939)	(91,124)	(91,981)	(113,255)	(127,662)
Net transfers between other subaccounts
or fixed rate option	107,720	(87,221)	18,988	62,730	(130,994)
Miscellaneous transactions	(96)	(790)	(1,958)	3,307	(821)
Other charges	(42,818)	(36,837)	(16,713)	(44,478)	(134,022)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	68,289	(192,153)	(84,541)	(50,158)	(270,820)

TOTAL INCREASE (DECREASE) IN NET ASSETS	97,036	279,384	(166,162)	(50,330)	1,285,690

NET ASSETS
Beginning of period	1,387,712	1,492,901	1,127,125	2,746,169	4,819,994
End of period	$1,484,748	$1,772,285	$960,963	$2,695,839	$6,105,684

Beginning units	84,396	76,535	56,724	141,077	346,922
Units issued	9,729	2,260	1,928	8,362	6,802
Units redeemed	(3,758)	(10,805)	(9,282)	(11,131)	(24,929)
Ending units	90,367	67,990	49,370	138,308	328,795
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(18,649)	$(13,631)	$(112,471)	$(15,159)	$(32,871)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	158,729	72,050	1,240,598	167,589	257,303
Net change in unrealized appreciation (depreciation) on investments	(138,049)	(103,474)	2,230,999	306,125	(361,824)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,031	(45,055)	3,359,126	458,555	(137,392)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	23,078	24,588	165,782	19,846	45,780
Policy loans	(281)	(1,502)	(28,240)	(36)	(803)
Policy loan repayments and interest	4,168	6,448	68,585	9,896	20,947
Surrenders, withdrawals and death benefits	(74,448)	(28,847)	(703,870)	(78,873)	(212,702)
Net transfers between other subaccounts
or fixed rate option	(31,688)	(62,362)	(686,050)	32,941	20,476
Miscellaneous transactions	(1,753)	261	(7,541)	(381)	(4,100)
Other charges	(41,851)	(51,217)	(313,222)	(36,827)	(90,502)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(122,775)	(112,631)	(1,504,556)	(53,434)	(220,904)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(120,744)	(157,686)	1,854,570	405,121	(358,296)

NET ASSETS
Beginning of period	2,946,738	2,145,783	11,788,656	1,570,818	4,835,910
End of period	$2,825,994	$1,988,097	$13,643,226	$1,975,939	$4,477,614

Beginning units	146,432	120,305	409,123	68,589	252,998
Units issued	10,419	3,268	8,696	5,031	19,939
Units redeemed	(20,238)	(9,658)	(56,231)	(6,987)	(37,474)
Ending units	136,613	113,915	361,588	66,633	235,463

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(10,682)	$(14,746)	$(40,627)	$(28,612)	$(6,221)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,766	22,296	109,516	148,561	2,421
Net change in unrealized appreciation (depreciation) on investments	312,329	18,875	239,855	(311,785)	(13,642)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	417,413	26,425	308,744	(191,836)	(17,442)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,867	26,228	98,616	40,620	35,618
Policy loans	(8)	(4,041)	(9,980)	(331)	(2,158)
Policy loan repayments and interest	—	35,041	22,632	60	3,526
Surrenders, withdrawals and death benefits	(64,914)	(126,478)	(172,968)	(110,355)	(4,437)
Net transfers between other subaccounts
or fixed rate option	(77,622)	874	65,025	5,091	(2,154)
Miscellaneous transactions	(1,115)	(120)	(786)	520	(1)
Other charges	(21,391)	(36,140)	(134,321)	(66,659)	(29,471)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(148,183)	(104,636)	(131,782)	(131,054)	923

TOTAL INCREASE (DECREASE) IN NET ASSETS	269,230	(78,211)	176,962	(322,890)	(16,519)

NET ASSETS
Beginning of period	1,070,217	1,688,008	4,865,583	3,251,971	826,196
End of period	$1,339,447	$1,609,797	$5,042,545	$2,929,081	$809,677

Beginning units	41,806	127,156	329,047	127,628	50,208
Units issued	812	11,132	21,336	5,100	3,049
Units redeemed	(8,204)	(21,334)	(29,388)	(9,560)	(5,066)
Ending units	34,414	116,954	320,995	123,168	48,191

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	11/13/2020**

OPERATIONS
Net investment income (loss)	$(30,293)	$(8,487)	$(8,427)	$(9,917)	$(5,168)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	138,215	10,690	38,232	41,930	(9,354)
Net change in unrealized appreciation (depreciation) on investments	227,418	(17,691)	115,075	100,578	(31,964)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	335,340	(15,488)	144,880	132,591	(46,486)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	36,821	16,294	8,944	22,144	3,599
Policy loans	(669)	(276)	(40)	(80)	(3,998)
Policy loan repayments and interest	14,103	4,785	1,700	290	3,980
Surrenders, withdrawals and death benefits	(155,681)	(28,509)	(13,224)	(29,816)	(56)
Net transfers between other subaccounts
or fixed rate option	(18,739)	51,382	(41,482)	(20,272)	(706,877)
Miscellaneous transactions	(614)	(1,763)	1	(348)	(328)
Other charges	(65,416)	(31,926)	(13,415)	(34,768)	(13,947)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(190,195)	9,987	(57,516)	(62,850)	(717,627)

TOTAL INCREASE (DECREASE) IN NET ASSETS	145,145	(5,501)	87,364	69,741	(764,113)

NET ASSETS
Beginning of period	3,272,679	1,212,204	1,196,982	1,309,528	764,113
End of period	$3,417,824	$1,206,703	$1,284,346	$1,379,269	$—

Beginning units	145,625	91,073	64,906	90,724	61,155
Units issued	4,504	5,450	568	3,987	9,497
Units redeemed	(12,429)	(4,702)	(4,803)	(10,229)	(70,652)
Ending units	137,700	91,821	60,671	84,482	—

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	Prudential SP International Growth Portfolio (Class I)	ProFund VP Bear	ProFund VP UltraBull	ProFund VP Europe 30
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(21,742)	$(183)	$(219)	$(105)	$431
Capital gains distributions received	—	—	—	63,151	—
Net realized gain (loss) on shares redeemed	138,745	1,785	(15,531)	(22,344)	(131)
Net change in unrealized appreciation (depreciation) on investments	546,516	7,633	5,645	(20,636)	(2,913)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	663,519	9,235	(10,105)	20,066	(2,613)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	41,855	—	2,604	709	272
Policy loans	(3,355)	—	(3)	(81)	—
Policy loan repayments and interest	21,831	—	10	2,796	1,345
Surrenders, withdrawals and death benefits	(107,654)	—	(36,952)	(8)	—
Net transfers between other subaccounts
or fixed rate option	(45,464)	8,856	50,223	(8,397)	1,176
Miscellaneous transactions	(1,449)	—	—	7	9
Other charges	(63,700)	(2,037)	(1,438)	(2,581)	(786)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(157,936)	6,819	14,444	(7,555)	2,016

TOTAL INCREASE (DECREASE) IN NET ASSETS	505,583	16,054	4,339	12,511	(597)

NET ASSETS
Beginning of period	2,370,491	24,755	47,325	77,092	25,991
End of period	$2,876,074	$40,809	$51,664	$89,603	$25,394

Beginning units	131,772	1,652	26,884	2,841	2,380
Units issued	5,116	758	39,001	700	391
Units redeemed	(13,166)	(288)	(24,817)	(780)	(188)
Ending units	123,722	2,122	41,068	2,761	2,583

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP NASDAQ-100	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,370)	$(6,863)	$(1,064)	$(147)	$(593)
Capital gains distributions received	53,344	251,978	26,059	6,250	22,885
Net realized gain (loss) on shares redeemed	15,288	45,671	(8,695)	345	19,148
Net change in unrealized appreciation (depreciation) on investments	106,347	362,810	30,357	5,193	33,238
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	172,609	653,596	46,657	11,641	74,678

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,536	3,190	1,804	50	688
Policy loans	(28)	(195)	(32)	(1)	—
Policy loan repayments and interest	3,411	3,449	2,984	—	96
Surrenders, withdrawals and death benefits	—	(2,138)	—	—	(269)
Net transfers between other subaccounts
or fixed rate option	642,156	(22,539)	17	—	112,088
Miscellaneous transactions	(27)	9	268	—	12
Other charges	(12,500)	(34,514)	(3,217)	(668)	(5,949)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	634,548	(52,738)	1,824	(619)	106,666

TOTAL INCREASE (DECREASE) IN NET ASSETS	807,157	600,858	48,481	11,022	181,344

NET ASSETS
Beginning of period	106,109	793,053	165,054	63,132	40,167
End of period	$913,266	$1,393,911	$213,535	$74,154	$221,511

Beginning units	5,621	32,444	7,697	2,865	2,294
Units issued	28,990	1,255	2,442	3	7,832
Units redeemed	(822)	(2,659)	(1,506)	(33)	(1,525)
Ending units	33,789	31,040	8,633	2,835	8,601

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3)	$(6,991)	$(14,160)	$2,471	$(132)
Capital gains distributions received	—	27,813	140,615	—	1,589
Net realized gain (loss) on shares redeemed	(30)	31,365	113,877	(32,190)	926
Net change in unrealized appreciation (depreciation) on investments	(162)	99,373	360,298	34,544	5,203
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(195)	151,560	600,630	4,825	7,586

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	184	13,718	25,347	2,817	89
Policy loans	—	(15,066)	(16,257)	—	—
Policy loan repayments and interest	—	3,470	5,984	206	—
Surrenders, withdrawals and death benefits	(6)	(71,081)	(16,640)	(4,673)	—
Net transfers between other subaccounts
or fixed rate option	—	(68,084)	(162,568)	(7,896)	(3,305)
Miscellaneous transactions	—	24	30	(257)	—
Other charges	(55)	(21,779)	(44,268)	(2,544)	(1,098)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	123	(158,798)	(208,372)	(12,347)	(4,314)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72)	(7,238)	392,258	(7,522)	3,272

NET ASSETS
Beginning of period	782	1,252,795	1,468,769	147,541	21,844
End of period	$710	$1,245,557	$1,861,027	$140,019	$25,116

Beginning units	465	58,260	87,687	9,477	1,068
Units issued	140	1,881	3,368	307	7
Units redeemed	(36)	(10,078)	(13,525)	(1,171)	(194)
Ending units	569	50,063	77,530	8,613	881
The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)	NVIT Emerging Markets Fund (Class D)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	4/30/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,099)	$11,250	$(14,532)	$(2,107)	$8,590
Capital gains distributions received	19,379	14,080	—	254,826	—
Net realized gain (loss) on shares redeemed	12,927	46,929	60,370	(262,511)	13,159
Net change in unrealized appreciation (depreciation) on investments	141,733	(94,559)	96,479	(23,763)	137,921
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	170,940	(22,300)	142,317	(33,555)	159,670

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,864	16,796	46,620	3,078	22,849
Policy loans	(21)	(76)	(23)	(14)	(254)
Policy loan repayments and interest	—	44	735	3,160	6,484
Surrenders, withdrawals and death benefits	(925)	(37,088)	(74,785)	(25,116)	(42,264)
Net transfers between other subaccounts
or fixed rate option	(8,680)	(78,241)	43,894	(724,098)	3,379
Miscellaneous transactions	2	(352)	74	387	(166)
Other charges	(11,549)	(18,437)	(42,455)	(8,653)	(24,635)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(17,309)	(117,354)	(25,940)	(751,256)	(34,607)

TOTAL INCREASE (DECREASE) IN NET ASSETS	153,631	(139,654)	116,377	(784,811)	125,063

NET ASSETS
Beginning of period	315,109	702,116	1,666,623	784,811	1,399,032
End of period	$468,740	$562,462	$1,783,000	$—	$1,524,095

Beginning units	14,714	37,102	112,073	46,230	103,640
Units issued	877	892	9,102	8,595	2,662
Units redeemed	(1,711)	(8,473)	(10,818)	(54,825)	(5,322)
Ending units	13,880	29,521	110,357	—	100,980

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
	1/1/2020	1/1/2020	4/30/2020*	11/13/2020*
	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(4,206)	$(13,912)	$(5,507)	$(805)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	15,962	14,346	62,136	23
Net change in unrealized appreciation (depreciation) on investments	8,661	97,674	333,398	6,990
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,417	98,108	390,027	6,208

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,239	9,783	8,576	513
Policy loans	(42)	(104)	(659)	—
Policy loan repayments and interest	530	338	418	—
Surrenders, withdrawals and death benefits	(70,244)	(9,170)	(6,012)	—
Net transfers between other subaccounts
or fixed rate option	1,345	80,998	660,614	780,008
Miscellaneous transactions	(1,937)	(88)	(22)	(2)
Other charges	(18,862)	(17,324)	(19,601)	(2,111)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(80,971)	64,433	643,314	778,408

TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,554)	162,541	1,033,341	784,616

NET ASSETS
Beginning of period	495,962	1,343,256	—	—
End of period	$435,408	$1,505,797	$1,033,341	784,616

Beginning units	42,047	120,195	—	—
Units issued	747	14,127	90,334	78,358
Units redeemed	(7,540)	(8,492)	(19,126)	(515)
Ending units	35,254	125,830	71,208	77,843

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(25,495)	$23,940	$(13,232)	$(8,641)	$(41,237)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	303,474	—	202,115	70,701	174,287
Net change in unrealized appreciation (depreciation) on investments	383,915	—	231,767	63,445	625,081
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	661,894	23,940	420,650	125,505	758,131

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,144	139,583	16,380	30,511	53,451
Policy loans	(1,314)	(6,215)	(300)	(117)	(29,318)
Policy loan repayments and interest	10,544	4,506	554	—	4,722
Surrenders, withdrawals and death benefits	(96,130)	(367,343)	(177,136)	(83,555)	(275,801)
Net transfers between other subaccounts
or fixed rate option	(153,035)	946,465	(32,163)	(8,458)	5,562,507
Miscellaneous transactions	(664)	(27)	(517)	(338)	(1,336)
Other charges	(59,916)	(174,617)	(26,224)	(30,353)	(102,911)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(270,371)	542,352	(219,406)	(92,310)	5,211,314

TOTAL INCREASE (DECREASE) IN NET ASSETS	391,523	566,292	201,244	33,195	5,969,445

NET ASSETS
Beginning of period	2,556,238	2,842,331	1,419,645	924,751	1,210,251
End of period	$2,947,761	$3,408,623	$1,620,889	$957,946	$7,179,696

Beginning units	111,940	269,639	82,417	68,994	94,368
Units issued	3,837	139,834	1,812	5,254	399,916
Units redeemed	(12,887)	(93,663)	(9,248)	(10,627)	(29,381)
Ending units	102,890	315,810	74,981	63,621	464,903

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(11,944)	$(10,939)	$(10,361)	$(22,096)	$(42,400)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	43,898	96,289	31,868	128,004	212,937
Net change in unrealized appreciation (depreciation) on investments	154,552	334,520	155,294	386,949	1,015,668
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	186,506	419,870	176,801	492,857	1,186,205

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,008	36,354	7,389	24,956	83,856
Policy loans	(277)	(4,953)	(2,330)	(21,033)	(14,708)
Policy loan repayments and interest	939	7,020	—	13,930	8,318
Surrenders, withdrawals and death benefits	(106,507)	(119,062)	(34,736)	(155,519)	(340,920)
Net transfers between other subaccounts
or fixed rate option	(2,382)	(16,697)	6,317	27,210	(150,086)
Miscellaneous transactions	(471)	(1,258)	(106)	(216)	(3,416)
Other charges	(51,466)	(38,709)	(18,794)	(46,790)	(129,186)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(139,156)	(137,305)	(42,260)	(157,462)	(546,142)

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,350	282,565	134,541	335,395	640,063

NET ASSETS
Beginning of period	1,340,362	1,210,336	992,584	2,410,774	4,179,931
End of period	$1,387,712	$1,492,901	$1,127,125	$2,746,169	$4,819,994

Beginning units	93,001	83,828	59,574	150,960	388,320
Units issued	1,273	4,907	673	19,444	39,404
Units redeemed	(9,878)	(12,200)	(3,523)	(29,327)	(80,802)
Ending units	84,396	76,535	56,724	141,077	346,922
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(22,338)	$(17,091)	$(103,111)	$(12,806)	$(40,767)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	197,537	244,091	1,046,854	123,959	277,980
Net change in unrealized appreciation (depreciation) on investments	377,829	297,550	2,007,714	328,280	625,796
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	553,028	524,550	2,951,457	439,433	863,009

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,991	35,540	188,830	21,383	52,244
Policy loans	(9,854)	(4,129)	(70,187)	(3,468)	(21,322)
Policy loan repayments and interest	—	7,110	25,659	2,751	13,265
Surrenders, withdrawals and death benefits	(244,256)	(252,262)	(735,440)	(99,716)	(320,580)
Net transfers between other subaccounts
or fixed rate option	23,252	(127,666)	(344,936)	(27,024)	(75,643)
Miscellaneous transactions	582	(1,314)	(8,323)	(894)	(899)
Other charges	(48,730)	(57,445)	(288,709)	(34,118)	(100,529)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(253,015)	(400,166)	(1,233,106)	(141,086)	(453,464)

TOTAL INCREASE (DECREASE) IN NET ASSETS	300,013	124,384	1,718,351	298,347	409,545

NET ASSETS
Beginning of period	2,646,725	2,021,399	10,070,305	1,272,471	4,426,365
End of period	$2,946,738	$2,145,783	$11,788,656	$1,570,818	$4,835,910

Beginning units	164,307	147,749	452,775	75,460	271,496
Units issued	4,267	5,202	15,283	755	4,845
Units redeemed	(22,142)	(32,646)	(58,935)	(7,626)	(23,343)
Ending units	146,432	120,305	409,123	68,589	252,998

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(10,423)	$(14,432)	$(41,092)	$(31,659)	$(6,817)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	145,406	14,924	177,708	176,945	6,783
Net change in unrealized appreciation (depreciation) on investments	114,250	64,077	284,037	496,754	116,795
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	249,233	64,569	420,653	642,040	116,761

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,427	28,257	61,755	41,070	13,932
Policy loans	(16,987)	(106)	(1,978)	(491)	(5,884)
Policy loan repayments and interest	—	5,574	10,741	—	—
Surrenders, withdrawals and death benefits	(82,101)	(290,728)	(850,639)	(147,569)	(27,430)
Net transfers between other subaccounts
or fixed rate option	789	154,853	(51,125)	(75,201)	13,978
Miscellaneous transactions	164	(547)	(4,489)	(1,820)	(44)
Other charges	(23,800)	(38,488)	(116,360)	(64,818)	(29,211)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(101,508)	(141,185)	(952,095)	(248,829)	(34,659)

TOTAL INCREASE (DECREASE) IN NET ASSETS	147,725	(76,616)	(531,442)	393,211	82,102

NET ASSETS
Beginning of period	922,492	1,764,624	5,397,025	2,858,760	744,094
End of period	$1,070,217	$1,688,008	$4,865,583	$3,251,971	$826,196

Beginning units	45,311	144,238	406,365	137,059	54,106
Units issued	7,466	12,177	21,684	17,288	1,934
Units redeemed	(10,971)	(29,259)	(99,002)	(26,719)	(5,832)
Ending units	41,806	127,156	329,047	127,628	50,208

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(31,411)	$(9,982)	$(8,430)	$(9,988)	$(5,929)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	154,420	42,977	35,388	63,476	2,102
Net change in unrealized appreciation (depreciation) on investments	434,966	175,254	249,922	218,949	8,086
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	557,975	208,249	276,880	272,437	4,259

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	39,866	21,589	9,755	22,281	3,722
Policy loans	(29,760)	(5,379)	(6,418)	(89)	—
Policy loan repayments and interest	9,899	487	92	405	—
Surrenders, withdrawals and death benefits	(195,633)	(69,065)	(21,947)	(52,922)	(11,579)
Net transfers between other subaccounts
or fixed rate option	120,287	(53,072)	(24,880)	43,868	80,177
Miscellaneous transactions	(957)	(526)	(185)	70	(24)
Other charges	(67,374)	(43,651)	(13,978)	(34,326)	(19,344)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(123,672)	(149,617)	(57,561)	(20,713)	52,952

TOTAL INCREASE (DECREASE) IN NET ASSETS	434,303	58,632	219,319	251,724	57,211

NET ASSETS
Beginning of period	2,838,376	1,153,572	977,663	1,057,804	706,902
End of period	$3,272,679	$1,212,204	$1,196,982	$1,309,528	$764,113

Beginning units	153,798	101,110	67,976	93,071	58,573
Units issued	11,110	4,227	336	9,774	5,053
Units redeemed	(19,283)	(14,264)	(3,406)	(12,121)	(2,471)
Ending units	145,625	91,073	64,906	90,724	61,155

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Growth Portfolio	Prudential SP International Growth Portfolio (Class I)	ProFund VP Bear	ProFund VP UltraBull	ProFund VP Europe 30
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(21,015)	$(149)	$(534)	$(513)	$496
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	99,457	1,187	(10,676)	1,057	278
Net change in unrealized appreciation (depreciation) on investments	533,292	5,335	(5,937)	29,456	3,084
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	611,734	6,373	(17,147)	30,000	3,858

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,276	—	2,626	266	396
Policy loans	(16,044)	—	(3)	(4,670)	—
Policy loan repayments and interest	3,310	—	—	699	—
Surrenders, withdrawals and death benefits	(255,448)	—	—	—	(742)
Net transfers between other subaccounts
or fixed rate option	(65,901)	(999)	(11,812)	(208)	366
Miscellaneous transactions	(2,619)	—	—	3	—
Other charges	(57,331)	(1,619)	(2,811)	(3,098)	(1,119)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(353,757)	(2,618)	(12,000)	(7,008)	(1,099)

TOTAL INCREASE (DECREASE) IN NET ASSETS	257,977	3,755	(29,147)	22,992	2,759

NET ASSETS
Beginning of period	2,112,514	21,000	76,472	54,100	23,232
End of period	$2,370,491	$24,755	$47,325	$77,092	$25,991

Beginning units	152,768	1,842	29,070	3,185	2,487
Units issued	2,341	—	487	50	79
Units redeemed	(23,337)	(190)	(2,673)	(394)	(186)
Ending units	131,772	1,652	26,884	2,841	2,380
The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP NASDAQ-100	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(493)	$(4,520)	$(1,290)	$(6)	$(303)
Capital gains distributions received	612	—	—	—	830
Net realized gain (loss) on shares redeemed	2,873	16,098	(349)	274	636
Net change in unrealized appreciation (depreciation) on investments	23,241	350,056	53,947	18,960	9,428
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,233	361,634	52,308	19,228	10,591

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	975	3,360	1,860	46	782
Policy loans	(29)	(14,126)	(2,213)	(1)	(6)
Policy loan repayments and interest	—	867	581	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	11,851	(6,143)	2,973	—	—
Miscellaneous transactions	—	4	1	—	—
Other charges	(3,775)	(27,271)	(3,402)	(602)	(1,010)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,022	(43,309)	(200)	(557)	(234)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,255	318,325	52,108	18,671	10,357

NET ASSETS
Beginning of period	70,854	474,728	112,946	44,461	29,810
End of period	$106,109	$793,053	$165,054	$63,132	$40,167

Beginning units	5,091	34,829	7,651	2,894	2,307
Units issued	759	247	395	3	50
Units redeemed	(229)	(2,632)	(349)	(32)	(63)
Ending units	5,621	32,444	7,697	2,865	2,294

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4)	$(9,694)	$(11,706)	$4,398	$(173)
Capital gains distributions received	—	27,108	114,349	57,865	3,303
Net realized gain (loss) on shares redeemed	(31)	(57,038)	21,053	(4,927)	1,081
Net change in unrealized appreciation (depreciation) on investments	(212)	357,991	259,013	(39,120)	3,216
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(247)	318,367	382,709	18,216	7,427

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	177	13,621	27,581	2,821	254
Policy loans	—	(99)	(4,726)	—	—
Policy loan repayments and interest	—	101	118	5,919	—
Surrenders, withdrawals and death benefits	—	(196,371)	(14,096)	(2,821)	—
Net transfers between other subaccounts
or fixed rate option	—	8,542	3,154	487	(7,710)
Miscellaneous transactions	—	(3,125)	(328)	—	—
Other charges	(191)	(22,130)	(40,965)	(2,990)	(996)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14)	(199,461)	(29,262)	3,416	(8,452)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(261)	118,906	353,447	21,632	(1,025)

NET ASSETS
Beginning of period	1,043	1,133,889	1,115,322	125,909	22,869
End of period	$782	$1,252,795	$1,468,769	$147,541	$21,844

Beginning units	472	73,169	89,923	9,178	1,351
Units issued	41	1,700	1,962	587	32
Units redeemed	(48)	(16,609)	(4,198)	(288)	(315)
Ending units	465	58,260	87,687	9,477	1,068
The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)	NVIT Emerging Markets Fund (Class D)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,655)	$12,263	$(15,693)	$(7,538)	$14,979
Capital gains distributions received	49,549	34,892	—	131,774	—
Net realized gain (loss) on shares redeemed	6,189	26,116	91,762	42,571	48,852
Net change in unrealized appreciation (depreciation) on investments	6,925	65,989	245,994	74,409	208,149
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	60,008	139,260	322,063	241,216	271,980

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,549	18,176	16,853	25,220	14,316
Policy loans	(20)	(79)	(5,264)	(1,497)	(861)
Policy loan repayments and interest	—	—	3,232	2,829	2,413
Surrenders, withdrawals and death benefits	(16,113)	(5,252)	(143,274)	(65,574)	(117,939)
Net transfers between other subaccounts
or fixed rate option	28,252	(24,548)	(25,087)	(116,674)	(108,259)
Miscellaneous transactions	487	(7)	(991)	(2,602)	(949)
Other charges	(9,951)	(19,352)	(41,089)	(27,333)	(23,395)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,204	(31,062)	(195,620)	(185,631)	(234,674)

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,212	108,198	126,443	55,585	37,306

NET ASSETS
Beginning of period	248,897	593,918	1,540,180	729,226	1,361,726
End of period	$315,109	$702,116	$1,666,623	$784,811	$1,399,032

Beginning units	14,466	38,769	125,805	54,868	122,452
Units issued	1,449	1,354	5,394	12,159	1,335
Units redeemed	(1,201)	(3,021)	(19,126)	(20,797)	(20,147)
Ending units	14,714	37,102	112,073	46,230	103,640
The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,659)	$(12,866)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	9,976	3,835
Net change in unrealized appreciation (depreciation) on investments	78,037	145,665
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	83,354	136,634

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,283	8,830
Policy loans	(145)	(96)
Policy loan repayments and interest	41	10
Surrenders, withdrawals and death benefits	(53,733)	(14,008)
Net transfers between other subaccounts
or fixed rate option	109	(2,056)
Miscellaneous transactions	(466)	(20)
Other charges	(24,198)	(15,170)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(68,109)	(22,510)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,245	114,124

NET ASSETS
Beginning of period	480,717	1,229,132
End of period	$495,962	$1,343,256

Beginning units	48,112	122,293
Units issued	807	1,942
Units redeemed	(6,872)	(4,040)
Ending units	42,047	120,195

The accompanying notes are an integral part of these financial statements.
A30

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F
December 31, 2020

Note 1:    General

Prudential Annuities Life Assurance Corporation Variable Account F (the “Account”) was established under the laws of the State of Connecticut on June 25, 1998 to fund variable life insurance products offered by Prudential Annuities Life Assurance Corporation (“Prudential Annuities”). Prudential Annuities is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential Annuities. The assets of the Account will not be charged with any liabilities arising out of any other business Prudential Annuities may conduct. However, the Account’s obligations, including insurance benefits related to the variable life insurance products listed below, are the obligations of Prudential Annuities.

On August 30, 2013, Prudential Annuities received approval from the Arizona and Connecticut Departments of Insurance to redomesticate Prudential Annuities from Connecticut to Arizona effective August 31, 2013. As a result of the redomestication, Prudential Annuities is now an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. The Account is now operated in accordance with the laws of Arizona. There was no impact to the operation of the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used as a funding vehicle for five variable life insurance products issued by Prudential Annuities (individually, a “contract” or "product" and collectively, the “contracts” or "products"). The following is a list of each contract funded through the Account.

Advanced Series Trophy (“AS Trophy”)	Advanced Series SPVLI (“AS SPVLI”)	Advanced Series Life Champion (“AS Champion”)
Advanced Series Life Focus (“AS Focus”)	Advanced Series Horizon (“AS Horizon”)

The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

AST T. Rowe Price Large-Cap Growth Portfolio	AST QMA US Equity Alpha Portfolio
AST Government Money Market Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST Cohen & Steers Realty Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	AST International Value Portfolio
AST T. Rowe Price Large-Cap Value Portfolio	AST MFS Global Equity Portfolio
AST High Yield Portfolio	AST J.P. Morgan International Equity Portfolio
AST Small-Cap Growth Opportunities Portfolio	AST Templeton Global Bond Portfolio*
AST WEDGE Capital Mid-Cap Value Portfolio	AST International Growth Portfolio
AST Small-Cap Value Portfolio	Prudential SP International Growth Portfolio (Class I)
AST Mid-Cap Growth Portfolio	ProFund VP Bear
AST Goldman Sachs Small-Cap Value Portfolio	ProFund VP UltraBull
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Europe 30
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP NASDAQ-100
AST MFS Growth Portfolio	ProFund VP UltraNASDAQ-100
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	ProFund VP UltraSmall-Cap
AST Small-Cap Growth Portfolio	Rydex VT Nova Fund
AST BlackRock Low Duration Bond Portfolio	Rydex VT NASDAQ-100® Fund
AST BlackRock/Loomis Sayles Bond Portfolio	Rydex VT Inverse S&P 500® Strategy Fund
A31

Note 1:    General (continued)

Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Mid Cap Growth Fund (Series I)*
Invesco V.I. Technology Fund (Series I)	NVIT Emerging Markets Fund (Class D)
Wells Fargo VT International Equity Fund (Class 1)	AST Prudential Growth Allocation Portfolio
Wells Fargo VT Omega Growth Fund (Class 1)	AST Western Asset Core Plus Bond Portfolio
Wells Fargo VT Small Cap Growth Fund (Class 1)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Invesco V.I. Diversified Dividend Fund (Series I)	(Series I)
AST MFS Growth Allocation Portfolio	AST Global Bond Portfolio

*    Subaccount was no longer available for investment as of December 31, 2020.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2020 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 30, 2020	Invesco V.I. Mid Cap Growth Fund (Series I)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)
November 13, 2020	AST Templeton Global Bond Portfolio	AST Global Bond Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential Annuities. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of the products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

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Note 2:    Significant Accounting Policies (continued)

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Prudential Annuities is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Annuities management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
AST T. Rowe Price Large-Cap Growth Portfolio	$142,512	$370,938
AST Government Money Market Portfolio	1,023,174	1,453,759
AST Cohen & Steers Realty Portfolio	55,429	183,201
AST J.P. Morgan Strategic Opportunities Portfolio	128,522	233,683
AST T. Rowe Price Large-Cap Value Portfolio	333,410	497,862
AST High Yield Portfolio	120,810	63,853
AST Small-Cap Growth Opportunities Portfolio	32,063	235,031
AST WEDGE Capital Mid-Cap Value Portfolio	24,509	117,378
AST Small-Cap Value Portfolio	115,534	184,030
AST Mid-Cap Growth Portfolio	93,869	408,776
A33

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Goldman Sachs Small-Cap Value Portfolio	$166,042	$307,465
AST Hotchkis & Wiley Large-Cap Value Portfolio	39,010	165,272
AST Loomis Sayles Large-Cap Growth Portfolio	232,238	1,849,264
AST MFS Growth Portfolio	138,300	206,893
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	354,112	607,888
AST Small-Cap Growth Portfolio	15,273	174,139
AST BlackRock Low Duration Bond Portfolio	146,900	266,282
AST BlackRock/Loomis Sayles Bond Portfolio	354,884	527,293
AST QMA US Equity Alpha Portfolio	91,194	250,860
AST T. Rowe Price Natural Resources Portfolio	53,818	59,116
AST T. Rowe Price Asset Allocation Portfolio	105,538	326,026
AST International Value Portfolio	65,262	63,761
AST MFS Global Equity Portfolio	7,539	73,481
AST J.P. Morgan International Equity Portfolio	52,591	125,357
AST Templeton Global Bond Portfolio	95,023	817,818
AST International Growth Portfolio	82,506	262,184
Prudential SP International Growth Portfolio (Class I)	11,351	4,716
ProFund VP Bear	52,797	38,620
ProFund VP UltraBull	12,236	20,613
ProFund VP Europe 30	3,743	1,906
ProFund VP NASDAQ-100	652,750	20,572
ProFund VP UltraNASDAQ-100	22,674	82,274
ProFund VP UltraSmall-Cap	30,344	29,803
Rydex VT Nova Fund	45	1,344
Rydex VT NASDAQ-100® Fund	145,093	39,593
Rydex VT Inverse S&P 500® Strategy Fund	184	68
Invesco V.I. Health Care Fund (Series I)	55,070	224,513
Invesco V.I. Technology Fund (Series I)	59,373	281,903
Wells Fargo VT International Equity Fund (Class 1)	3,431	17,012
Wells Fargo VT Omega Growth Fund (Class 1)	164	4,611
Wells Fargo VT Small Cap Growth Fund (Class 1)	22,668	43,076
Invesco V.I. Diversified Dividend Fund (Series I)	13,684	136,719
AST MFS Growth Allocation Portfolio	117,085	157,557
Invesco V.I. Mid Cap Growth Fund (Series I)	142,156	895,519
NVIT Emerging Markets Fund (Class D)	29,668	76,191
AST Prudential Growth Allocation Portfolio	7,601	92,778
AST Western Asset Core Plus Bond Portfolio	158,759	108,238
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	891,095	253,288
AST Global Bond Portfolio	783,712	6,110

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential Annuities and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the
A34

Note 6:    Related Party Transactions (continued)

Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential Annuities and its affiliates. Prudential Annuities and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential Annuities and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:    Financial Highlights

Prudential Annuities sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential Annuities and funded through the Account. Only product designs within each subaccount that
A35

Note 7:    Financial Highlights (continued)
had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Prudential Annuities.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2020	96	$26.60	to	$57.02	$3,856	0.00%	0.50%	to	1.15%	38.20%	to	39.11%
December 31, 2019	103	$19.12	to	$41.26	$2,948	0.00%	0.50%	to	1.15%	26.76%	to	27.59%
December 31, 2018	112	$14.98	to	$32.55	$2,556	0.00%	0.50%	to	1.15%	2.67%	to	3.34%
December 31, 2017	118	$14.50	to	$31.71	$2,555	0.00%	0.50%	to	1.15%	36.30%	to	37.20%
December 31, 2016	126	$10.57	to	$23.26	$2,238	0.00%	0.50%	to	1.15%	1.52%	to	2.19%

	AST Government Money Market Portfolio
December 31, 2020	285	$10.07	to	$11.25	$2,985	0.27%	0.50%	to	1.15%	-0.93%	to	-0.28%
December 31, 2019	316	$10.10	to	$11.36	$3,409	1.66%	0.50%	to	1.15%	0.52%	to	1.18%
December 31, 2018	270	$9.98	to	$11.30	$2,842	1.30%	0.50%	to	1.15%	0.13%	to	0.79%
December 31, 2017	272	$9.90	to	$11.29	$2,888	0.34%	0.50%	to	1.15%	-0.81%	to	-0.16%
December 31, 2016	316	$9.92	to	$11.38	$3,425	0.00%	0.50%	to	1.15%	-1.14%	to	-0.51%

	AST Cohen & Steers Realty Portfolio
December 31, 2020	66	$13.85	to	$58.12	$1,434	0.00%	0.50%	to	1.15%	-3.95%	to	-3.32%
December 31, 2019	75	$14.33	to	$60.51	$1,621	0.00%	0.50%	to	1.15%	29.71%	to	30.56%
December 31, 2018	82	$10.97	to	$46.65	$1,420	0.00%	0.50%	to	1.15%	-5.86%	to	-5.23%
December 31, 2017	87	$11.58	to	$49.56	$1,571	0.00%	0.50%	to	1.15%	5.03%	to	5.72%
December 31, 2016	78	$10.95	to	$47.18	$1,533	0.00%	0.50%	to	1.15%	3.61%	to	4.29%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2020	59	$13.35	to	$21.88	$953	0.00%	0.50%	to	1.15%	10.07%	to	10.80%
December 31, 2019	64	$12.05	to	$19.88	$958	0.00%	0.50%	to	1.15%	13.29%	to	14.04%
December 31, 2018	69	$10.57	to	$17.55	$925	0.00%	0.50%	to	1.15%	-6.22%	to	-5.60%
December 31, 2017	72	$11.20	to	$18.71	$1,044	0.00%	0.50%	to	1.15%	10.86%	to	11.58%
December 31, 2016	74	$10.03	to	$16.88	$994	0.00%	0.50%	to	1.15%	2.65%	to	3.32%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2020	456	$12.58	to	$21.81	$7,149	0.00%	0.50%	to	1.15%	0.92%	to	1.58%
December 31, 2019	465	$12.39	to	$21.61	$7,180	0.00%	0.50%	to	1.15%	24.52%	to	25.34%
December 31, 2018	94	$9.88	to	$17.36	$1,210	0.00%	0.50%	to	1.15%	-10.75%	to	-10.16%
December 31, 2017	96	$11.00	to	$19.45	$1,369	0.00%	0.50%	to	1.15%	15.22%	to	15.97%
December 31, 2016	89	$9.49	to	$16.88	$1,263	0.00%	0.50%	to	1.15%	4.91%	to	5.60%

	AST High Yield Portfolio
December 31, 2020	90	$13.06	to	$22.21	$1,485	0.00%	0.50%	to	1.15%	1.46%	to	2.12%
December 31, 2019	84	$12.79	to	$21.89	$1,388	0.00%	0.50%	to	1.15%	13.97%	to	14.72%
December 31, 2018	93	$11.15	to	$19.21	$1,340	0.00%	0.50%	to	1.15%	-3.12%	to	-2.48%
December 31, 2017	98	$11.43	to	$19.83	$1,470	0.00%	0.50%	to	1.15%	6.24%	to	6.93%
December 31, 2016	100	$10.69	to	$18.66	$1,597	0.00%	0.50%	to	1.15%	14.07%	to	14.82%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2020	68	$21.21	to	$40.33	$1,772	0.00%	0.50%	to	1.15%	33.63%	to	34.51%
December 31, 2019	77	$15.77	to	$30.18	$1,493	0.00%	0.50%	to	1.15%	34.91%	to	35.80%
December 31, 2018	84	$11.61	to	$22.37	$1,210	0.00%	0.50%	to	1.15%	-11.87%	to	-11.29%
December 31, 2017	97	$13.09	to	$25.38	$1,545	0.00%	0.50%	to	1.15%	26.23%	to	27.05%
December 31, 2016	98	$10.30	to	$20.11	$1,384	0.00%	0.50%	to	1.15%	6.46%	to	7.16%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2020	49	$11.33	to	$26.25	$961	0.00%	0.50%	to	1.15%	-6.90%	to	-6.28%
December 31, 2019	57	$12.09	to	$28.20	$1,127	0.00%	0.50%	to	1.15%	17.78%	to	18.55%
December 31, 2018	60	$10.20	to	$23.94	$993	0.00%	0.50%	to	1.15%	-17.49%	to	-16.94%
December 31, 2017	63	$12.28	to	$29.01	$1,254	0.00%	0.50%	to	1.15%	17.17%	to	17.94%
December 31, 2016	65	$10.41	to	$24.76	$1,179	0.00%	0.50%	to	1.15%	12.69%	to	13.42%
A36

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST Small-Cap Value Portfolio
December 31, 2020	138	$13.11	to	$37.02	$2,696	0.00%	0.50%	to	1.15%	-0.30%	to	0.36%
December 31, 2019	141	$13.06	to	$37.13	$2,746	0.00%	0.50%	to	1.15%	20.58%	to	21.37%
December 31, 2018	151	$10.76	to	$30.79	$2,411	0.00%	0.50%	to	1.15%	-18.03%	to	-17.49%
December 31, 2017	183	$13.04	to	$37.57	$3,738	0.00%	0.50%	to	1.15%	6.12%	to	6.81%
December 31, 2016	152	$12.21	to	$35.40	$3,901	0.00%	0.50%	to	1.15%	27.72%	to	28.56%

	AST Mid-Cap Growth Portfolio
December 31, 2020	329	$18.00	to	$19.40	$6,106	0.00%	0.50%	to	1.15%	33.29%	to	34.16%
December 31, 2019	347	$13.51	to	$14.46	$4,820	0.00%	0.50%	to	1.15%	28.66%	to	29.50%
December 31, 2018	388	$10.50	to	$11.17	$4,180	0.00%	0.50%	to	1.15%	-5.46%	to	-4.83%
December 31, 2017	447	$11.10	to	$11.73	$5,063	0.00%	0.50%	to	1.15%	25.63%	to	26.46%
December 31, 2016	510	$8.84	to	$9.28	$4,565	0.00%	0.50%	to	1.15%	0.48%	to	1.14%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2020	137	$13.64	to	$59.48	$2,826	0.00%	0.50%	to	1.15%	1.26%	to	1.92%
December 31, 2019	146	$13.38	to	$58.74	$2,947	0.00%	0.50%	to	1.15%	21.23%	to	22.02%
December 31, 2018	164	$10.97	to	$48.46	$2,647	0.00%	0.50%	to	1.15%	-15.06%	to	-14.49%
December 31, 2017	168	$12.83	to	$57.05	$3,190	0.00%	0.50%	to	1.15%	10.90%	to	11.63%
December 31, 2016	153	$11.49	to	$51.44	$3,089	0.00%	0.50%	to	1.15%	22.89%	to	23.69%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2020	114	$14.07	to	$24.46	$1,988	0.00%	0.50%	to	1.15%	-0.88%	to	-0.23%
December 31, 2019	120	$14.10	to	$24.68	$2,146	0.00%	0.50%	to	1.15%	28.03%	to	28.87%
December 31, 2018	148	$10.94	to	$19.27	$2,021	0.00%	0.50%	to	1.15%	-15.15%	to	-14.58%
December 31, 2017	169	$12.81	to	$22.71	$2,799	0.00%	0.50%	to	1.15%	17.83%	to	18.60%
December 31, 2016	178	$10.80	to	$19.28	$2,719	0.00%	0.50%	to	1.15%	18.51%	to	19.29%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2020	362	$24.19	to	$57.35	$13,643	0.00%	0.50%	to	1.15%	30.08%	to	30.93%
December 31, 2019	409	$18.47	to	$44.09	$11,789	0.00%	0.50%	to	1.15%	30.12%	to	30.97%
December 31, 2018	453	$14.10	to	$33.88	$10,070	0.00%	0.50%	to	1.15%	-3.81%	to	-3.18%
December 31, 2017	502	$14.57	to	$35.23	$11,639	0.00%	0.50%	to	1.15%	31.46%	to	32.32%
December 31, 2016	494	$11.01	to	$26.79	$9,660	0.00%	0.50%	to	1.15%	4.36%	to	5.05%

	AST MFS Growth Portfolio
December 31, 2020	67	$24.82	to	$34.38	$1,976	0.00%	0.50%	to	1.15%	28.98%	to	29.82%
December 31, 2019	69	$19.12	to	$26.66	$1,571	0.00%	0.50%	to	1.15%	36.19%	to	37.09%
December 31, 2018	75	$13.95	to	$19.57	$1,272	0.00%	0.50%	to	1.15%	0.97%	to	1.64%
December 31, 2017	80	$13.72	to	$19.39	$1,326	0.00%	0.50%	to	1.15%	29.21%	to	30.05%
December 31, 2016	80	$10.55	to	$15.00	$1,063	0.00%	0.50%	to	1.15%	0.74%	to	1.40%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2020	235	$11.89	to	$44.42	$4,478	0.00%	0.50%	to	1.15%	-2.91%	to	-2.28%
December 31, 2019	253	$12.16	to	$45.75	$4,836	0.00%	0.50%	to	1.15%	19.62%	to	20.41%
December 31, 2018	271	$10.10	to	$38.25	$4,426	0.00%	0.50%	to	1.15%	-17.41%	to	-16.86%
December 31, 2017	279	$12.15	to	$46.31	$5,576	0.00%	0.50%	to	1.15%	12.48%	to	13.22%
December 31, 2016	238	$10.73	to	$41.17	$5,459	0.00%	0.50%	to	1.15%	16.87%	to	17.64%

	AST Small-Cap Growth Portfolio
December 31, 2020	34	$23.31	to	$46.16	$1,339	0.00%	0.50%	to	1.15%	46.68%	to	47.65%
December 31, 2019	42	$15.79	to	$31.47	$1,070	0.00%	0.50%	to	1.15%	28.62%	to	29.47%
December 31, 2018	45	$12.20	to	$24.46	$922	0.00%	0.50%	to	1.15%	-9.46%	to	-8.86%
December 31, 2017	47	$13.38	to	$27.02	$1,101	0.00%	0.50%	to	1.15%	22.49%	to	23.30%
December 31, 2016	44	$10.85	to	$22.06	$949	0.00%	0.50%	to	1.15%	10.79%	to	11.52%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2020	117	$10.80	to	$16.57	$1,610	0.00%	0.50%	to	1.15%	1.38%	to	2.05%
December 31, 2019	127	$10.58	to	$16.34	$1,688	0.00%	0.50%	to	1.15%	3.42%	to	4.10%
December 31, 2018	144	$10.16	to	$15.80	$1,765	0.00%	0.50%	to	1.15%	-0.42%	to	0.24%
December 31, 2017	117	$10.14	to	$15.87	$1,312	0.00%	0.50%	to	1.15%	0.54%	to	1.20%
December 31, 2016	98	$10.02	to	$15.78	$1,155	0.00%	0.50%	to	1.15%	0.47%	to	1.13%
A37

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2020	321	$11.92	to	$23.98	$5,043	0.00%	0.50%	to	1.15%	6.13%	to	6.83%
December 31, 2019	329	$11.16	to	$22.59	$4,866	0.00%	0.50%	to	1.15%	7.97%	to	8.68%
December 31, 2018	406	$10.26	to	$20.92	$5,397	0.00%	0.50%	to	1.15%	-1.81%	to	-1.16%
December 31, 2017	417	$10.39	to	$21.31	$5,772	0.00%	0.50%	to	1.15%	3.16%	to	3.84%
December 31, 2016	413	$10.00	to	$20.65	$5,959	0.00%	0.50%	to	1.15%	3.03%	to	3.71%

	AST QMA US Equity Alpha Portfolio
December 31, 2020	123	$14.71	to	$28.98	$2,929	0.00%	0.50%	to	1.15%	-6.28%	to	-5.66%
December 31, 2019	128	$15.60	to	$30.92	$3,252	0.00%	0.50%	to	1.15%	23.03%	to	23.84%
December 31, 2018	137	$12.59	to	$25.13	$2,859	0.00%	0.50%	to	1.15%	-9.28%	to	-8.68%
December 31, 2017	179	$13.79	to	$27.70	$3,818	0.00%	0.50%	to	1.15%	20.85%	to	21.64%
December 31, 2016	154	$11.34	to	$22.92	$3,223	0.00%	0.50%	to	1.15%	13.53%	to	14.27%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2020	48	$9.76	to	$32.64	$810	0.00%	0.50%	to	1.15%	-3.35%	to	-2.71%
December 31, 2019	50	$10.03	to	$33.77	$826	0.00%	0.50%	to	1.15%	15.52%	to	16.28%
December 31, 2018	54	$8.62	to	$29.23	$744	0.00%	0.50%	to	1.15%	-17.62%	to	-17.07%
December 31, 2017	70	$10.40	to	$35.48	$1,098	0.00%	0.50%	to	1.15%	9.04%	to	9.76%
December 31, 2016	61	$9.47	to	$32.54	$1,113	0.00%	0.50%	to	1.15%	23.18%	to	23.99%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2020	138	$15.03	to	$31.63	$3,418	0.00%	0.50%	to	1.15%	11.24%	to	11.97%
December 31, 2019	146	$13.43	to	$28.43	$3,273	0.00%	0.50%	to	1.15%	19.46%	to	20.24%
December 31, 2018	154	$11.17	to	$23.80	$2,838	0.00%	0.50%	to	1.15%	-6.42%	to	-5.80%
December 31, 2017	165	$11.85	to	$25.44	$3,366	0.00%	0.50%	to	1.15%	14.08%	to	14.83%
December 31, 2016	154	$10.32	to	$22.30	$2,761	0.00%	0.50%	to	1.15%	6.31%	to	7.01%

	AST International Value Portfolio
December 31, 2020	92	$11.09	to	$16.55	$1,207	0.00%	0.50%	to	1.15%	-1.75%	to	-1.10%
December 31, 2019	91	$11.22	to	$16.84	$1,212	0.00%	0.50%	to	1.15%	18.64%	to	19.42%
December 31, 2018	101	$9.39	to	$14.20	$1,154	0.00%	0.50%	to	1.15%	-17.11%	to	-16.56%
December 31, 2017	107	$11.26	to	$17.13	$1,417	0.00%	0.50%	to	1.15%	21.40%	to	22.20%
December 31, 2016	93	$9.21	to	$14.11	$1,138	0.00%	0.50%	to	1.15%	-0.57%	to	0.08%

	AST MFS Global Equity Portfolio
December 31, 2020	61	$16.35	to	$37.52	$1,284	0.00%	0.50%	to	1.15%	12.87%	to	13.61%
December 31, 2019	65	$14.39	to	$33.24	$1,197	0.00%	0.50%	to	1.15%	28.46%	to	29.31%
December 31, 2018	68	$11.13	to	$25.88	$978	0.00%	0.50%	to	1.15%	-10.60%	to	-10.01%
December 31, 2017	73	$12.37	to	$28.95	$1,157	0.00%	0.50%	to	1.15%	22.42%	to	23.22%
December 31, 2016	68	$10.04	to	$23.64	$885	0.00%	0.50%	to	1.15%	5.88%	to	6.58%

	AST J.P. Morgan International Equity Portfolio
December 31, 2020	84	$13.45	to	$20.25	$1,379	0.00%	0.50%	to	1.15%	11.78%	to	12.51%
December 31, 2019	91	$11.95	to	$18.11	$1,310	0.00%	0.50%	to	1.15%	25.76%	to	26.59%
December 31, 2018	93	$9.44	to	$14.40	$1,058	0.00%	0.50%	to	1.15%	-18.42%	to	-17.88%
December 31, 2017	98	$11.50	to	$17.66	$1,416	0.00%	0.50%	to	1.15%	28.14%	to	28.98%
December 31, 2016	99	$8.91	to	$13.78	$1,147	0.00%	0.50%	to	1.15%	0.76%	to	1.42%

	AST Templeton Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$9.63	to	$15.36	$—	0.00%	0.50%	to	1.15%	-6.43%	to	-5.90%
December 31, 2019	61	$10.24	to	$16.41	$764	0.00%	0.50%	to	1.15%	0.44%	to	1.10%
December 31, 2018	59	$10.12	to	$16.34	$707	0.00%	0.50%	to	1.15%	0.82%	to	1.49%
December 31, 2017	77	$9.98	to	$16.21	$896	0.00%	0.50%	to	1.15%	0.87%	to	1.53%
December 31, 2016	73	$9.83	to	$16.07	$943	0.00%	0.50%	to	1.15%	3.16%	to	3.83%

	AST International Growth Portfolio
December 31, 2020	124	$18.02	to	$28.29	$2,876	0.00%	0.50%	to	1.15%	29.81%	to	30.66%
December 31, 2019	132	$13.79	to	$21.79	$2,370	0.00%	0.50%	to	1.15%	30.59%	to	31.45%
December 31, 2018	153	$10.49	to	$16.69	$2,113	0.00%	0.50%	to	1.15%	-14.33%	to	-13.77%
December 31, 2017	169	$12.17	to	$19.48	$2,683	0.00%	0.50%	to	1.15%	33.87%	to	34.75%
December 31, 2016	167	$9.03	to	$14.55	$2,238	0.00%	0.50%	to	1.15%	-4.88%	to	-4.26%
A38

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2020	2	$18.33	to	$27.60	$41	0.00%	0.50%	to	1.15%	30.59%	to	31.45%
December 31, 2019	2	$13.95	to	$21.13	$25	0.00%	0.50%	to	1.15%	30.86%	to	31.72%
December 31, 2018	2	$10.59	to	$16.15	$21	0.00%	0.50%	to	1.15%	-13.82%	to	-13.25%
December 31, 2017	2	$12.21	to	$18.74	$25	0.00%	0.50%	to	1.15%	34.26%	to	35.13%
December 31, 2016	2	$13.96	to	$13.96	$21	0.00%	1.15%	to	1.15%	-4.69%	to	-4.69%

	ProFund VP Bear
December 31, 2020	41	$1.12	to	$4.04	$52	0.17%	0.50%	to	1.15%	-26.47%	to	-25.99%
December 31, 2019	27	$1.52	to	$5.46	$47	0.10%	0.50%	to	1.15%	-23.83%	to	-23.33%
December 31, 2018	29	$2.00	to	$7.12	$76	0.00%	0.50%	to	1.15%	2.85%	to	3.53%
December 31, 2017	16	$1.94	to	$6.88	$49	0.00%	0.50%	to	1.15%	-18.91%	to	-18.37%
December 31, 2016	20	$2.39	to	$8.43	$59	0.00%	0.50%	to	1.15%	-14.05%	to	-13.49%

	ProFund VP UltraBull
December 31, 2020	3	$25.09	to	$33.79	$90	0.94%	0.50%	to	1.15%	18.45%	to	19.23%
December 31, 2019	3	$21.04	to	$28.53	$77	0.28%	0.50%	to	1.15%	58.33%	to	59.37%
December 31, 2018	3	$13.20	to	$18.02	$54	0.00%	0.50%	to	1.15%	-16.48%	to	-15.93%
December 31, 2017	4	$15.70	to	$21.57	$87	0.00%	0.50%	to	1.15%	39.40%	to	40.31%
December 31, 2016	6	$11.19	to	$15.47	$88	0.00%	0.50%	to	1.15%	17.24%	to	18.01%

	ProFund VP Europe 30
December 31, 2020	3	$9.66	to	$9.96	$25	2.66%	0.50%	to	1.15%	-10.28%	to	-9.69%
December 31, 2019	2	$10.77	to	$11.03	$26	2.76%	0.50%	to	1.15%	16.43%	to	17.20%
December 31, 2018	2	$9.25	to	$9.41	$23	2.49%	0.50%	to	1.15%	-15.12%	to	-14.56%
December 31, 2017	3	$10.90	to	$11.01	$31	1.75%	0.50%	to	1.15%	18.34%	to	19.11%
December 31, 2016	3	$9.21	to	$9.25	$27	2.95%	0.50%	to	1.15%	6.57%	to	7.27%

	ProFund VP NASDAQ-100
December 31, 2020	34	$26.96	to	$31.08	$913	0.00%	0.50%	to	1.15%	43.90%	to	44.84%
December 31, 2019	6	$18.62	to	$21.60	$106	0.00%	0.50%	to	1.15%	35.13%	to	36.02%
December 31, 2018	5	$13.69	to	$15.98	$71	0.00%	0.50%	to	1.15%	-3.00%	to	-2.36%
December 31, 2017	6	$14.02	to	$16.48	$80	0.00%	0.50%	to	1.15%	28.88%	to	29.72%
December 31, 2016	6	$10.81	to	$12.79	$63	0.00%	0.50%	to	1.15%	4.05%	to	4.73%

	ProFund VP UltraNASDAQ-100
December 31, 2020	31	$31.01	to	$56.73	$1,394	0.00%	0.50%	to	1.15%	84.15%	to	85.36%
December 31, 2019	32	$16.84	to	$30.61	$793	0.00%	0.50%	to	1.15%	77.60%	to	78.77%
December 31, 2018	35	$9.48	to	$17.12	$475	0.00%	0.50%	to	1.15%	-10.68%	to	-10.09%
December 31, 2017	39	$10.61	to	$19.04	$577	0.00%	0.50%	to	1.15%	66.40%	to	67.49%
December 31, 2016	76	$6.38	to	$11.37	$563	0.00%	0.50%	to	1.15%	7.38%	to	8.08%

	ProFund VP UltraSmall-Cap
December 31, 2020	9	$18.13	to	$33.16	$214	0.15%	0.50%	to	1.15%	15.05%	to	15.81%
December 31, 2019	8	$15.65	to	$28.83	$165	0.00%	0.50%	to	1.15%	45.64%	to	46.59%
December 31, 2018	8	$10.68	to	$19.79	$113	0.00%	0.50%	to	1.15%	-27.80%	to	-27.32%
December 31, 2017	9	$14.69	to	$27.41	$186	0.00%	0.50%	to	1.15%	23.76%	to	24.57%
December 31, 2016	10	$11.79	to	$22.15	$190	0.00%	0.50%	to	1.15%	37.99%	to	38.89%

	Rydex VT Nova Fund
December 31, 2020	3	$22.49	to	$26.32	$74	0.89%	0.50%	to	1.15%	18.65%	to	19.43%
December 31, 2019	3	$18.83	to	$22.18	$63	1.12%	0.50%	to	1.15%	43.38%	to	44.32%
December 31, 2018	3	$13.05	to	$15.47	$44	0.22%	0.50%	to	1.15%	-11.36%	to	-10.77%
December 31, 2017	5	$14.63	to	$17.46	$94	0.04%	0.50%	to	1.15%	30.27%	to	31.12%
December 31, 2016	9	$11.15	to	$13.40	$122	0.00%	0.50%	to	1.15%	14.40%	to	15.14%

	Rydex VT NASDAQ-100® Fund
December 31, 2020	9	$24.40	to	$27.37	$222	0.38%	0.50%	to	1.15%	43.29%	to	44.24%
December 31, 2019	2	$17.03	to	$18.97	$40	0.13%	0.50%	to	1.15%	35.29%	to	36.18%
December 31, 2018	2	$12.59	to	$13.93	$30	0.00%	0.50%	to	1.15%	-2.94%	to	-2.30%
December 31, 2017	2	$12.97	to	$14.26	$30	0.00%	0.50%	to	1.15%	29.62%	to	30.47%
December 31, 2016	2	$10.01	to	$10.93	$23	0.00%	0.50%	to	1.15%	4.77%	to	5.45%
A39

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	Rydex VT Inverse S&P 500® Strategy Fund
December 31, 2020	1		$1.25	to	$1.25	$1	0.66%	1.15%	to	1.15%	-25.89%	to	-25.89%
December 31, 2019	—	(1)	$1.68	to	$1.68	$1	0.83%	1.15%	to	1.15%	-23.80%	to	-23.80%
December 31, 2018	—	(1)	$2.21	to	$2.21	$1	0.00%	1.15%	to	1.15%	2.77%	to	2.77%
December 31, 2017	11		$2.15	to	$2.15	$24	0.00%	1.15%	to	1.15%	-18.30%	to	-18.30%
December 31, 2016	—	(1)	$2.63	to	$2.63	$1	0.00%	1.15%	to	1.15%	-13.00%	to	-13.00%

	Invesco V.I. Health Care Fund (Series I)
December 31, 2020	50		$14.71	to	$44.61	$1,246	0.31%	0.50%	to	1.15%	13.14%	to	13.89%
December 31, 2019	58		$12.92	to	$39.43	$1,253	0.04%	0.50%	to	1.15%	30.98%	to	31.84%
December 31, 2018	73		$9.80	to	$30.10	$1,134	0.00%	0.50%	to	1.15%	-0.26%	to	0.40%
December 31, 2017	79		$9.76	to	$30.18	$1,211	0.29%	0.50%	to	1.15%	14.50%	to	15.25%
December 31, 2016	92		$8.47	to	$26.36	$1,553	0.00%	0.50%	to	1.15%	-12.48%	to	-11.90%

	Invesco V.I. Technology Fund (Series I)
December 31, 2020	78		$22.63	to	$26.91	$1,861	0.00%	0.50%	to	1.15%	44.44%	to	45.38%
December 31, 2019	88		$15.67	to	$18.51	$1,469	0.00%	0.50%	to	1.15%	34.32%	to	35.20%
December 31, 2018	90		$11.66	to	$13.69	$1,115	0.00%	0.50%	to	1.15%	-1.60%	to	-0.95%
December 31, 2017	92		$11.85	to	$13.82	$1,163	0.00%	0.50%	to	1.15%	33.58%	to	34.46%
December 31, 2016	120		$8.87	to	$10.28	$1,113	0.00%	0.50%	to	1.15%	-1.89%	to	-1.25%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2020	9		$11.16	to	$19.94	$140	2.92%	0.50%	to	1.15%	3.68%	to	4.36%
December 31, 2019	9		$10.70	to	$19.23	$148	4.15%	0.50%	to	1.15%	14.17%	to	14.92%
December 31, 2018	9		$9.31	to	$16.84	$126	9.83%	0.50%	to	1.15%	-17.82%	to	-17.28%
December 31, 2017	19		$11.25	to	$20.50	$357	3.23%	0.50%	to	1.15%	23.43%	to	24.23%
December 31, 2016	21		$9.06	to	$16.61	$340	3.13%	0.50%	to	1.15%	2.07%	to	2.74%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2020	1		$25.84	to	$58.10	$25	0.00%	0.50%	to	1.15%	41.76%	to	42.69%
December 31, 2019	1		$18.11	to	$40.99	$22	0.00%	0.50%	to	1.15%	35.81%	to	36.71%
December 31, 2018	1		$13.25	to	$30.18	$23	0.00%	0.50%	to	1.15%	-0.64%	to	0.01%
December 31, 2017	1		$13.25	to	$30.37	$21	0.40%	0.50%	to	1.15%	33.40%	to	34.28%
December 31, 2016	14		$9.86	to	$22.77	$302	0.00%	0.50%	to	1.15%	-0.39%	to	0.26%

	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2020	14		$24.39	to	$44.69	$469	0.00%	0.50%	to	1.15%	56.28%	to	57.31%
December 31, 2019	15		$15.51	to	$28.59	$315	0.00%	0.50%	to	1.15%	23.87%	to	24.68%
December 31, 2018	14		$12.44	to	$23.08	$249	0.00%	0.50%	to	1.15%	0.30%	to	0.96%
December 31, 2017	17		$12.32	to	$23.02	$294	0.00%	0.50%	to	1.15%	24.69%	to	25.51%
December 31, 2016	16		$9.81	to	$18.46	$234	0.00%	0.50%	to	1.15%	6.86%	to	7.56%

	Invesco V.I. Diversified Dividend Fund (Series I)
December 31, 2020	30		$14.00	to	$21.33	$562	2.96%	0.50%	to	1.15%	-1.01%	to	-0.36%
December 31, 2019	37		$14.05	to	$21.54	$702	2.85%	0.50%	to	1.15%	23.65%	to	24.47%
December 31, 2018	39		$11.29	to	$17.42	$594	2.33%	0.50%	to	1.15%	-8.64%	to	-8.04%
December 31, 2017	36		$12.27	to	$19.07	$581	1.52%	0.50%	to	1.15%	7.33%	to	8.03%
December 31, 2016	43		$11.36	to	$17.77	$659	1.29%	0.50%	to	1.15%	13.50%	to	14.24%

	AST MFS Growth Allocation Portfolio
December 31, 2020	110		$14.01	to	$17.53	$1,783	0.00%	0.50%	to	1.15%	8.61%	to	9.32%
December 31, 2019	112		$12.81	to	$16.14	$1,667	0.00%	0.50%	to	1.15%	21.35%	to	22.15%
December 31, 2018	126		$10.49	to	$13.30	$1,540	0.00%	0.50%	to	1.15%	-9.34%	to	-8.74%
December 31, 2017	139		$11.49	to	$14.67	$1,891	0.00%	0.50%	to	1.15%	15.16%	to	15.91%
December 31, 2016	143		$9.92	to	$12.74	$1,734	0.00%	0.50%	to	1.15%	3.12%	to	3.80%

	Invesco V.I. Mid Cap Growth Fund (Series I) (merged April 30, 2020)
December 31, 2020	—		$13.83	to	$19.95	$—	0.00%	0.50%	to	1.15%	-5.87%	to	-5.66%
December 31, 2019	46		$14.66	to	$21.19	$785	0.00%	0.50%	to	1.15%	32.80%	to	33.67%
December 31, 2018	55		$10.97	to	$15.96	$729	0.00%	0.50%	to	1.15%	-6.68%	to	-6.06%
December 31, 2017	61		$11.68	to	$17.10	$838	0.00%	0.50%	to	1.15%	21.09%	to	21.88%
December 31, 2016	59		$9.58	to	$14.12	$730	0.00%	0.50%	to	1.15%	-0.40%	to	0.25%
A40

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2020	101	$14.96	to	$15.40	$1,524	1.64%	0.50%	to	1.15%	11.62%	to	12.36%
December 31, 2019	104	$13.40	to	$13.70	$1,399	2.01%	0.50%	to	1.15%	21.17%	to	21.97%
December 31, 2018	122	$11.06	to	$11.24	$1,362	0.34%	0.50%	to	1.15%	-18.66%	to	-18.12%
December 31, 2017	146	$13.60	to	$13.72	$1,990	0.90%	0.50%	to	1.15%	39.48%	to	40.39%
December 31, 2016	184	$9.75	to	$9.78	$1,797	0.78%	0.50%	to	1.15%	-3.72%	to	-3.47%

	AST Prudential Growth Allocation Portfolio (available April 28, 2017)
December 31, 2020	35	$12.27	to	$12.57	$435	0.00%	0.50%	to	1.15%	4.64%	to	5.33%
December 31, 2019	42	$11.72	to	$11.93	$496	0.00%	0.50%	to	1.15%	17.81%	to	18.58%
December 31, 2018	48	$9.95	to	$10.06	$481	0.00%	0.50%	to	1.15%	-8.66%	to	-8.06%
December 31, 2017	79	$10.89	to	$10.94	$859	0.00%	0.50%	to	1.15%	9.16%	to	9.64%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Western Asset Core Plus Bond Portfolio (available September 14, 2018)
December 31, 2020	126	$11.92	to	$12.10	$1,506	0.00%	0.50%	to	1.15%	6.87%	to	7.57%
December 31, 2019	120	$11.15	to	$11.25	$1,343	0.00%	0.50%	to	1.15%	11.01%	to	11.74%
December 31, 2018	122	$10.05	to	$10.07	$1,229	0.00%	0.50%	to	1.15%	0.62%	to	0.82%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
December 31, 2020	71	$14.47	to	$14.54	$1,033	0.00%	0.50%	to	1.15%	47.13%	to	47.77%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Global Bond Portfolio (available November 13, 2020)
December 31, 2020	78	$10.07	to	$10.08	$785	0.00%	0.50%	to	1.15%	0.75%	to	0.83%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***    These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year
A41

Note 7:    Financial Highlights (continued)
are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period.

(1) Amount is less than 1,000 units.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential Annuities.

Each contract funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted monthly, annually or at the time that certain transactions are made.

Mortality and Expense Risk Charges - The mortality and expense risk charges of 0.90% per year is deducted from each subaccount. The mortality and expense risk charges are expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. With respect to the AS SPVLI, AS Focus and AS Horizon products, the mortality and expense risk charges decrease to 0.25% annually after the fifteenth contract year. Beginning in 2015, certain contracts reached their fifteenth year. These charges are assessed through a reduction in unit values.

Administration Charge - The administration charge of 0.25% per year is deducted from each subaccount. The administration charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. This charge is assessed through a reduction in unit values.

Maintenance Fee - With respect to the AS SPVLI and AS Trophy products, a maintenance fee of $2.50 per month is deducted. The maintenance fee is waived if the account value is $75,000 or greater. There is no monthly maintenance fee for AS Champion, AS Focus, or AS Horizon. This charge is assessed through the redemption of units.

Sales Charge - A sales charge is deducted during the first ten contract years by the Account. With respect to the AS SPVLI product, the sales charge is 0.25% per year; the sales charge for the AS Trophy, AS Champion, AS Focus and AS Horizon products is 0.40% per year for years 1-10. The sales charge is expressed as an annual charge; however, the monthly equivalent is deducted on a monthly basis from the assets of the Account. This charge is assessed through the redemption of units.

Cost of Insurance Charge - The cost of insurance charge is deducted on a monthly basis pro-rata from the variable investment options in the Account and any fixed investment options. This charge is assessed through the redemption of units.

With respect to the AS SPVLI product the cost of insurance charge is deducted as an asset-based charge ranging from 0.50% to 2.50% per year and ranging from 0.40% to 1.25% for the AS Trophy product depending on the contract owner’s age on the issue date of the contract, gender and tobacco use risk class.

With respect to the AS Champion, AS Focus and AS Horizon, the cost of insurance charge varies depending on a number of factors, including the contract owner’s age at issue, gender (where permitted), tobacco usage class and risk class of each insured. The charge is assessed as an amount per $1 of net amount at risk plus a $12 monthly fee. Please refer to the product prospectus for a complete description of the cost of insurance charge.

Premium Tax - A charge is deducted from each premium in relation to state and local premium taxes we may incur on that premium. In most jurisdictions these rates range from 0% to 3.5% of each premium. These charges are deducted before the net amount is allocated to the investment options in the Account. Premium taxes are deducted on the AS Champion, AS Focus, and AS Horizon products only.

A42

Note 8:    Charges and Expenses (continued)

DAC Tax - A charge is deducted in relation to the deferred acquisition cost (“DAC”) tax incurred by Prudential Annuities. The charge is equal to 1.15% and is deducted from each premium payment. This charge is deducted before the net amount is allocated to the investment options in the Account. The deferred acquisition tax charge is deducted on the AS Champion, AS Focus, and AS Horizon products only.

Transfer Fees - Transfer fees are charged at a rate of $10 for each transfer after the 20th in each contract year, as set forth in the respective prospectuses. These charges are assessed through the redemption of units.

Partial Withdrawal/Transaction Fee - A fee of $25 may be charged for each partial withdrawal. The partial withdrawal transaction fee is deducted on the AS Champion, AS Focus, and AS Horizon products only. This charge is assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding contract loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Annuities Life Assurance Corporation and
the Contract Owners of Prudential Annuities Life Assurance Corporation Variable Account F

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST International Growth Portfolio (1)
AST Government Money Market Portfolio (1)	Prudential SP International Growth Portfolio (Class I) (1)
AST Cohen & Steers Realty Portfolio (1)	ProFund VP Bear (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	ProFund VP UltraBull (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	ProFund VP Europe 30 (1)
AST High Yield Portfolio (1)	ProFund VP NASDAQ-100 (1)
AST Small-Cap Growth Opportunities Portfolio (1)	ProFund VP UltraNASDAQ-100 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	ProFund VP UltraSmall-Cap (1)
AST Small-Cap Value Portfolio (1)	Rydex VT Nova Fund (1)
AST Mid-Cap Growth Portfolio (1)	Rydex VT NASDAQ-100® Fund (1)
AST Goldman Sachs Small-Cap Value Portfolio (1)	Rydex VT Inverse S&P 500® Strategy Fund (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	Invesco V.I. Health Care Fund (Series I) (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	Invesco V.I. Technology Fund (Series I) (1)
AST MFS Growth Portfolio (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
AST Small-Cap Growth Portfolio (1)	Wells Fargo VT Small Cap Growth Fund (Class 1) (1)
AST BlackRock Low Duration Bond Portfolio (1)	Invesco V.I. Diversified Dividend Fund (Series I) (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	AST MFS Growth Allocation Portfolio (1)
AST QMA US Equity Alpha Portfolio (1)	Invesco V.I. Mid Cap Growth Fund (Series I) (3)
AST T. Rowe Price Natural Resources Portfolio (1)	NVIT Emerging Markets Fund (Class D) (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Prudential Growth Allocation Portfolio (1)
AST International Value Portfolio (1)	AST Western Asset Core Plus Bond Portfolio (1)
AST MFS Global Equity Portfolio (1)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I) (4)
AST J.P. Morgan International Equity Portfolio (1)	AST Global Bond Portfolio (5)
AST Templeton Global Bond Portfolio (2)
(1) Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statements of changes in net assets for the years ended December 31, 2020 and 2019.
(2) Statement of net assets as of November 13, 2020 (date of merger), statement of operations for the period January 1, 2020 to November 13, 2020 (date of merger) and statements of changes in net assets for the period January 1, 2020 to November 13, 2020 (date of merger) and for the year ended December 31, 2019.
(3) Statement of net assets as of April 30, 2020 (date of merger), statement of operations for the period January 1, 2020 to April 30, 2020 (date of merger) and statements of changes in net assets for the period January 1, 2020 to April 30, 2020 (date of merger) and for the year ended December 31, 2019.
(4) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period April 30, 2020 (commencement of operations) to December 31, 2020.
(5) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period November 13, 2020 (commencement of operations) to December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of Prudential Annuities Life Assurance Corporation management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F based on our audits. We are a public accounting firm registered with the Public
A44

Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 13, 2021

We have served as the auditor of one or more of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F since at least 2013. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F.

A45

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Prudential Annuities Life Assurance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2020, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 19, 2021

Prudential Annuities Life Assurance Corporation
Statements of Financial Position
December 31, 2020 and 2019 (in thousands, except share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2020-$686) (amortized cost: 2020-$16,177,891; 2019-$12,465,746)	$18,584,685	$13,202,365
Fixed maturities, trading, at fair value (amortized cost: 2020-$1,017,771; 2019-$349,428)	1,114,142	383,198
Equity securities, at fair value (cost: 2020-$279,096; 2019-$63,647)	288,082	67,503
Commercial mortgage and other loans (net of $7,382 and $2,663 allowance for credit losses at December 31, 2020 and 2019, respectively)(1)	1,765,770	1,471,522
Policy loans	11,806	12,366
Short-term investments	318,161	335,358
Other invested assets (includes $204,863 and $10,492 of assets measured at fair value at December 31, 2020 and 2019, respectively)	818,810	474,013
Total investments	22,901,456	15,946,325
Cash and cash equivalents	1,069,211	2,795,163
Deferred policy acquisition costs(1)	4,237,780	4,455,683
Accrued investment income	121,604	102,724
Reinsurance recoverables	694,040	621,510
Income taxes(1)	1,448,714	1,202,714
Value of business acquired	27,247	30,025
Deferred sales inducements	714,598	812,724
Receivables from parent and affiliates	87,620	62,765
Other assets	767,540	139,933
Separate account assets	32,205,296	32,665,431
TOTAL ASSETS	$64,275,106	$58,834,997
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$18,560,891	$12,932,461
Policyholders’ account balances	9,181,459	6,180,359
Payables to parent and affiliates	47,345	185,156
Short-term debt	119,671	242,094
Long-term debt	299,747	419,418
Reinsurance payables	178,860	235,318
Other liabilities(1)	980,692	447,405
Separate account liabilities	32,205,296	32,665,431
Total liabilities	61,573,961	53,307,642
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 15)
EQUITY
Common stock, $100 par value; 25,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in capital	4,382,936	5,142,936
Retained earnings / (accumulated deficit)	(3,217,350)	(46,693)
Accumulated other comprehensive income (loss)	1,533,059	428,612
Total equity	2,701,145	5,527,355
TOTAL LIABILITIES AND EQUITY	$64,275,106	$58,834,997
(1) December 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Operations and Comprehensive Income
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
REVENUES
Premiums	$60,585	$59,550	$67,265
Policy charges and fee income	1,943,599	2,081,046	2,171,278
Net investment income	579,261	551,548	402,808
Asset administration fees and other income	452,071	440,483	389,156
Realized investment gains (losses), net	(5,260,940)	(2,681,320)	884,073
TOTAL REVENUES	(2,225,424)	451,307	3,914,580
BENEFITS AND EXPENSES
Policyholders’ benefits	222,612	143,925	187,088
Interest credited to policyholders’ account balances	180,160	161,209	249,175
Amortization of deferred policy acquisition costs	404,014	272,853	589,795
Commission expense	797,909	889,593	862,338
General, administrative and other expenses	204,866	264,155	181,964
TOTAL BENEFITS AND EXPENSES	1,809,561	1,731,735	2,070,360
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(4,034,985)	(1,280,428)	1,844,220
Income tax expense (benefit)	(865,720)	(291,101)	161,504
NET INCOME (LOSS)	$(3,169,265)	$(989,327)	$1,682,716
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	286	182	(1,354)
Net unrealized investment gains (losses)	1,397,749	953,250	(248,688)
Total	1,398,035	953,432	(250,042)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	293,588	200,447	(52,510)
Other comprehensive income (loss), net of taxes	1,104,447	752,985	(197,532)
Comprehensive income (loss)	$(2,064,818)	$(236,342)	$1,485,184

See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Equity
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Income (loss)	Total Equity
Balance, December 31, 2017	$2,500	$7,145,436	$(776,762)	$(90,124)	$6,281,050
Cumulative effect of adoption of ASU 2016-01			337	(3)	334
Cumulative effect of adoption of ASU 2018-02			36,714	(36,714)	0
Return of capital		(1,025,000)			(1,025,000)
Comprehensive income (loss):
Net income (loss)			1,682,716		1,682,716
Other comprehensive income (loss), net of tax				(197,532)	(197,532)
Total comprehensive income (loss)					1,485,184
Balance, December 31, 2018	2,500	6,120,436	943,005	(324,373)	6,741,568
Cumulative effect of adoption of accounting changes(1)			(371)		(371)
Return of capital		(977,500)			(977,500)
Comprehensive income (loss):
Net income (loss)			(989,327)		(989,327)
Other comprehensive income (loss), net of tax				752,985	752,985
Total comprehensive income (loss)					(236,342)
Balance, December 31, 2019	2,500	5,142,936	(46,693)	428,612	5,527,355
Cumulative effect of adoption of accounting changes(2)			(1,392)		(1,392)
Return of capital		(760,000)			(760,000)
Comprehensive income (loss):
Net income (loss)			(3,169,265)		(3,169,265)
Other comprehensive income (loss), net of tax				1,104,447	1,104,447
Total comprehensive income (loss)					(2,064,818)
Balance, December 31, 2020	$2,500	$4,382,936	$(3,217,350)	$1,533,059	$2,701,145
(1) Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2) Includes the impact from the adoption of ASU 2016-13. See Note 2.

See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Cash Flows
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(3,169,265)	$(989,327)	$1,682,716
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	249	(813)	(2,686)
Realized investment (gains) losses, net	5,260,940	2,681,320	(884,073)
Depreciation and amortization	(3)	865	7,905
Interest credited to policyholders’ account balances	180,160	161,209	249,175
Change in:
Future policy benefits	1,251,451	1,110,089	1,095,204
Accrued investment income	(18,880)	(11,829)	(2,564)
Net receivables from/payables to parent and affiliates	(7,370)	1,463	(3,163)
Deferred sales inducements	(1,088)	(790)	(2,885)
Deferred policy acquisition costs	64,862	(139,774)	216,799
Income taxes	(539,218)	(438,541)	204,634
Reinsurance recoverables, net	(36,705)	(3,524)	(33,703)
Derivatives, net	(1,753,629)	(193,119)	131,874
Other, net	(60,413)	38,037	167,939
Cash flows from (used in) operating activities	1,171,091	2,215,266	2,827,172
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	708,254	852,596	2,534,470
Fixed maturities, trading	391,557	149	99,656
Equity securities	30,830	8,807	7,896
Commercial mortgage and other loans	33,321	265,657	143,331
Policy loans	1,435	1,439	675
Other invested assets	43,213	27,065	29,103
Short-term investments	8,209,495	1,109,061	984,409
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(4,445,138)	(3,538,800)	(2,230,936)
Fixed maturities, trading	(1,068,178)	(54,862)	(231,316)
Equity securities	(241,755)	(52,244)	(14,221)
Commercial mortgage and other loans	(311,670)	(382,407)	(125,007)
Policy loans	(167)	(295)	(187)
Other invested assets	(176,496)	(169,863)	(167,930)
Short-term investments	(8,192,050)	(1,406,312)	(311,277)
Notes receivable from parent and affiliates, net	579	(15,442)	3,518
Derivatives, net	522,640	(18,334)	1,073
Other, net	0	0	(69)
Cash flows from (used in) investing activities	(4,494,130)	(3,373,785)	723,188
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	6,666,325	4,012,627	3,150,952
Ceded policyholders’ account deposits	(35,440)	(16,068)	(47,449)
Policyholders’ account withdrawals	(4,032,737)	(3,320,216)	(2,727,850)
Ceded policyholders' account withdrawals	37,612	35,566	30,341
Cash collateral for loaned securities	0	(384)	(16,999)

Prudential Annuities Life Assurance Corporation

Repayments of debt (maturities longer than 90 days)	0	(274,569)	(43,734)
Net increase/(decrease) in short-term borrowing	(242,094)	7,916	0
Drafts outstanding	8,857	(7,503)	(7,026)
Distribution to parent	(760,000)	(977,500)	(1,025,000)
Other, net	(45,436)	(9,721)	0
Cash flows from (used in) financing activities	1,597,087	(549,852)	(686,765)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,725,952)	(1,708,371)	2,863,595
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,795,163	4,503,534	1,639,939
CASH AND CASH EQUIVALENTS, END OF YEAR	$1,069,211	$2,795,163	$4,503,534
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$(326,503)	$147,441	$(43,130)
Interest paid	$24,942	$26,719	$33,901
Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2020, 2019 and 2018.

See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION
Prudential Annuities Life Assurance Corporation (the “Company” or “PALAC”), with its principal offices in Shelton, Connecticut, is a wholly-owned subsidiary of Prudential Annuities, Inc. (“PAI”), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation.

The Company has developed long-term savings and retirement products, which are distributed through its affiliated broker dealer company, Prudential Annuities Distributors, Inc. (“PAD”), and third-party distribution networks. The Company issued variable and fixed deferred and immediate annuities for individuals and groups in the United States of America and Puerto Rico. In addition, the Company has a relatively small in-force block of variable life insurance policies. The Company ceased offering these products in March 2010. However, the Company continues to accept additional customer deposits on certain in-force contracts, subject to applicable contract provisions and administrative rules. In 2018, the Company resumed offering annuity products to new investors (except in New York).

The Company surrendered its New York license effective December 31, 2015, and reinsured the majority of its New York business to an affiliate, The Prudential Insurance Company of America (“Prudential Insurance”). The license surrender relieves the Company of the requirement to hold New York statutory reserves on its business in excess of the statutory reserves required by its domiciliary regulator, the Arizona Department of Insurance ("AZDOI"). For the small portion of New York business retained by the Company, a custodial account has been established to hold collateral assets in an amount equal to a percentage of the reserves associated with such business, as calculated in accordance with PALAC's New York Regulation 109 Plan approved by the New York Department of Financial Services.

Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life Insurance Company ("Pruco Life"), excluding the Pruco Life Insurance Company of New Jersey ("PLNJ") business which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders. The discontinuation has no impact on the reinsurance agreement between Pruco Life and the Company. In addition, the living benefit hedging program related to the living benefit guarantees as well as the product risks for retained and reinsured businesses are being managed within the Company and Prudential Insurance, as applicable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing long-term savings and retirement products, including insurance products, and individual and group annuities.

Basis of Presentation

The Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition cost ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products; value of business acquired ("VOBA") and its amortization; amortization of deferred sales inducements ("DSI"); valuation of investments including derivatives, measurement of allowance for credit losses, and recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

COVID-19

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the Company’s results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company’s financial statements in the areas of, among others, i) investments: increased risk of loss on the Company's investments due to default or deterioration in credit quality or value; ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in the Company's insurance liabilities and certain related balances (e.g., DAC, VOBA, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or its businesses.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, the credit impairment will be measured as the extent to which the amortized cost exceeds the net present value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition.

Credit impairment is recognized as an allowance for credit losses and reported in “Realized investment gains (losses), net.” Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security.

The Company adopted Accounting Standards Update ("ASU") 2016-13, and related ASUs, effective January 1, 2020. See “Recent Accounting Pronouncements” in this Note for additional information about the adoption. Prior to the adoption of ASU 2016-13, credit impairments were recognized as a direct write down to the cost basis of the security.

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. Prior to the adoption of ASU 2016-13, the effective yield was adjusted prospectively unless an impairment was recorded in the current period.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition and the amount of impairment recognized in earnings and other comprehensive income (loss) (“OCI”). The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The Company may use the estimated fair value of collateral, if any, as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an allowance for losses is recognized in earnings for the difference between amortized cost and the net present value and is limited to the difference between amortized cost and fair value of the AFS debt security. Any difference between the fair value and the net present value of the debt security at the impairment measurement date remains in OCI. Changes in the allowance for losses are reported in “Realized investment gains (losses), net.”

When an AFS debt security’s fair value is below amortized cost and (1) the Company has the intent to sell the AFS debt security, or (2) it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The impairment is reported in “Realized investment gains (losses), net.”

The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Asset administration fees and other income”, and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Asset administration fees and other income", and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Asset administration fees and other income”, in the Statements of Operations. The impact of this standard resulted in an increase to retained earnings of $337 thousand, a reduction to AOCI of $3 thousand, and an increase to equity of $334 thousand upon adoption on January 1, 2018.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 15 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in "Net investment income".

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, and other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized costs to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring ("TDR"). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies
("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Asset administration fees and other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Asset administration fees and other income”.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value", and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below). The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs are costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC", net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions, however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities, are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 10. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates, and are reported on the Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 10.

Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 11 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 11 for a discussion of refinements to the provisional amount related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in "Income tax expense (benefit)" in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 11 for additional information regarding income taxes.

Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $36.7 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General, administrative, and other expenses.” See Note 7 for additional information regarding VOBA.

Deferred sales inducements represent various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI for applicable products is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 9 for additional information regarding sales inducements.

Other assets consist primarily of deposit assets as well as deferral and amortization of gains related to a reinsurance agreement using deposit accounting under U.S. GAAP, which as of December 31, 2020 and 2019 was $425.9 million and $67.3 million, respectively. Also included are accruals for asset administration fees, deferred loss on reinsurance with an affiliate and receivables resulting from sales of securities that had not yet settled at the balance sheet date.

Separate account assets represent segregated funds that are invested for certain contractholders. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees and other income”. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

LIABILITIES

Future policy benefits include liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 9. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on the Company’s variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 8 for additional information regarding future policy benefits.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 8 for additional information regarding policyholders’ account balances. Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”.

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 10.

Other liabilities consist primarily of a funds withheld liability for assets retained under a reinsurance agreement that corresponds to the deposit assets above in "Other assets". The funds withheld liability was $386.0 million and $60.4 million as of December 31, 2020 and 2019, respectively. Also included are accrued expenses, technical overdrafts, deferred gain on reinsurance, and payables resulting from purchases of securities that had not yet settled at the balance sheet date. Other liabilities may also include derivative instruments for which fair values are determined as described below under “Derivative Financial Instruments”.

Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “Future policy benefits.” Assumed interest rates ranged from 0.0% to 8.3% at December 31, 2020 and 2019.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain optional living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 9 for additional information regarding these contracts.

Amounts received as payment for variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investments in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees and other income principally includes asset-based asset management fees, which are recognized in the period in which the services are performed. This financial statement line also includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Derivatives are recorded either as assets, within “Other invested assets,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value" or "Equity securities, at fair value".

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2020 and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-13

The Company adopted ASU 2016-13, and related ASUs, effective January 1, 2020 using the modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. The modified retrospective method results in a cumulative effect adjustment to opening retained earnings. The Company adopted the guidance related to fixed maturities, available-for-sale on a prospective basis.

This ASU requires the use of a new CECL model to account for expected credit losses on certain financial assets reported at amortized cost (e.g., loans held for investment, reinsurance receivables, etc.) and certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans and certain loan commitments). The guidance requires an entity to estimate lifetime credit losses related to such financial assets and credit exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. The standard also modifies the OTTI guidance for fixed maturities, available-for-sale requiring the use of an allowance rather than a direct write-down of the investment.

The impacts of this ASU on the Company’s Financial Statements primarily include (1) A Cumulative Effect Adjustment Upon Adoption; (2) Changes to the Presentation of the Statements of Financial Position and Statements of Operations; and (3) Changes to Accounting Policies. Each of these impacts is described below.

(1) Cumulative Effect Adjustment Upon Adoption

Adoption of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.4 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: deferred policy acquisition costs; income taxes; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

(2) Changes to the Presentation of the Statements of Financial Position and Statements of Operations

The allowance for credit losses is presented parenthetically on relevant line items in the Statements of Financial Position. In the Statements of Operations, realized investment gains (losses), net are presented on one line item and will no longer reflect the breakout of OTTI on fixed maturity securities; OTTI on fixed maturity securities transferred to OCI; and other realized investment gains (losses), net. The presentation of this detail in prior periods is immaterial.

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2020, including the policies associated with the adoption of ASU 2016-13.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Other ASUs adopted during the year ended December 31, 2020

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU provides optional relief for certain contracts impacted by reference rate reform. The standard permits an entity to consider contract modification due to reference rate reform to be an event that does not require contract remeasurement at the modification date or reassessment of a previous accounting determination. The ASU also temporarily (until December 31, 2022) allows hedge relationships to continue without de-designation upon changes due to reference rate reform.	March 12, 2020 to December 31, 2022 using the prospective method.	This ASU did not have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements. The Company made the election under ASU 2020-04 for all applicable contracts as they converted from the current reference rate to the new reference rate.

ASU issued but not yet adopted as of December 31, 2020 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. As a result of the COVID-19 pandemic, in November 2020, the FASB issued ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application to defer for an additional one year the effective date of ASU 2018-12 from January 1, 2022 to January 1, 2023, and to provide transition relief to facilitate the early adoption of the ASU. The transition relief would allow large calendar-year public companies that early adopt ASU 2018-12 to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company currently intends to adopt ASU 2018-12 effective January 1, 2023. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.	The options for method of adoption and the impacts of such methods are under assessment.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected)or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s NPR, which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

3.    INVESTMENTS

Fixed Maturity Securities

The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$7,283,403	$1,631,715	$12,686	$0	$8,902,432
Obligations of U.S. states and their political subdivisions	258,135	19,512	156	0	277,491
Foreign government bonds	153,009	24,378	4	0	177,383
U.S. public corporate securities	3,112,420	339,348	1,361	0	3,450,407
U.S. private corporate securities	1,736,035	155,943	4,706	209	1,887,063
Foreign public corporate securities	513,204	29,029	408	0	541,825
Foreign private corporate securities	1,338,936	158,227	2,851	477	1,493,835
Asset-backed securities(1)	984,318	9,870	1,605	0	992,583
Commercial mortgage-backed securities	728,522	57,522	102	0	785,942
Residential mortgage-backed securities(2)	69,909	5,818	3	0	75,724
Total fixed maturities, available-for-sale	$16,177,891	$2,431,362	$23,882	$686	$18,584,685
(1)Includes credit-tranched securities collateralized by loan obligations, auto loans, education, equipment leases and sub-prime mortgages.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,667,347	$491,943	$39,466	$7,119,824	$0
Obligations of U.S. states and their political subdivisions	252,304	7,814	436	259,682	0
Foreign government bonds	203,386	19,518	20	222,884	0
U.S. public corporate securities	1,615,060	126,947	1,331	1,740,676	0
U.S. private corporate securities	1,159,962	50,720	3,343	1,207,339	0
Foreign public corporate securities	321,111	16,989	113	337,987	0
Foreign private corporate securities	1,171,411	50,069	7,995	1,213,485	0
Asset-backed securities(1)	443,767	3,405	2,734	444,438	(20)
Commercial mortgage-backed securities	557,584	20,941	236	578,289	0
Residential mortgage-backed securities(2)	73,814	3,960	13	77,761	0
Total fixed maturities, available-for-sale	$12,465,746	$792,306	$55,687	$13,202,365	$(20)
(1)Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, equipment leases and education loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $14.3 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following table sets forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$244,507	$12,686	$0	$0	$244,507	$12,686
Obligations of U.S. states and their political subdivisions	9,440	156	0	0	9,440	156
Foreign government bonds	257	1	87	3	344	4
U.S. public corporate securities	117,755	1,335	2,185	26	119,940	1,361
U.S. private corporate securities	35,411	2,614	16,071	2,092	51,482	4,706
Foreign public corporate securities	69,610	408	0	0	69,610	408
Foreign private corporate securities	11,679	188	50,809	2,663	62,488	2,851
Asset-backed securities	219,535	320	246,535	1,285	466,070	1,605
Commercial mortgage-backed securities	45,617	102	0	0	45,617	102
Residential mortgage-backed securities	0	0	80	3	80	3
Total fixed maturities, available-for-sale	$753,811	$17,810	$315,767	$6,072	$1,069,578	$23,882
The following table sets forth the fair value and gross unrealized losses on fixed maturity securities aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,336,007	$39,456	$5,855	$10	$1,341,862	$39,466
Obligations of U.S. states and their political subdivisions	97,752	436	0	0	97,752	436
Foreign government bonds	804	13	132	7	936	20
U.S. public corporate securities	93,147	870	15,491	461	108,638	1,331
U.S. private corporate securities	82,709	2,111	59,797	1,232	142,506	3,343
Foreign public corporate securities	50,150	113	0	0	50,150	113
Foreign private corporate securities	97,414	1,652	91,863	6,343	189,277	7,995
Asset-backed securities	103,911	717	235,759	2,017	339,670	2,734
Commercial mortgage-backed securities	66,071	236	0	0	66,071	236
Residential mortgage-backed securities	633	12	7	1	640	13
Total fixed maturities, available-for-sale	$1,928,598	$45,616	$408,904	$10,071	$2,337,502	$55,687

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

As of December 31, 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $17.4 million related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $6.5 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2020, the $6.1 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the transportation, industrial other and consumer non-cyclical sectors and in asset-backed securities.
As of December 31, 2019, the gross unrealized losses on fixed maturity securities were composed of $52.5 million related to “1” highest quality or “2” high quality securities based on the NAIC or equivalent rating and $3.2 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $10.1 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the consumer non-cyclical, utility and consumer cyclical sectors and in asset-backed securities.
In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2020, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.
The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2020
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$152,370	$155,115
Due after one year through five years	1,722,432	1,805,629
Due after five years through ten years	2,673,138	2,942,517
Due after ten years	9,847,202	11,827,175
Asset-backed securities	984,318	992,583
Commercial mortgage-backed securities	728,522	785,942
Residential mortgage-backed securities	69,909	75,724
Total fixed maturities, available-for-sale	$16,177,891	$18,584,685

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$670,621	$384,592	$2,126,886
Proceeds from maturities/prepayments	311,133	468,004	404,679
Gross investment gains from sales and maturities	19,721	3,259	21,129
Gross investment losses from sales and maturities	(22,144)	(3,364)	(98,047)
OTTI recognized in earnings(2)	N/A	(3,826)	(6,813)
Write-downs recognized in earnings(3)	(693)	N/A	N/A
(Addition to) release of allowance for credit losses(4)	(686)	N/A	N/A

(1)Includes $273.5 million, $0.0 million and $(2.9) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)For the years ended December 31, 2019 and 2018, amounts exclude the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.
(3)For the year ended December 31, 2020, amounts represent write-downs of credit adverse securities, write-downs on securities approaching maturity related to foreign exchange movements and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.”

The following table sets forth the activity in the allowance for credit losses for fixed maturity securities, as of the date indicated:

	Year Ended December 31, 2020
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of year	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	1,383	0	0	0	1,383
Reductions for securities sold during the period	0	0	(5)	0	0	0	(5)
Addition (reductions) on securities with previous allowance	0	0	(692)	0	0	0	(692)
Balance, end of period	$0	$0	$686	$0	$0	$0	$686

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.

For the year ended December 31, 2020, the increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on private corporate securities.

The Company did not have any fixed maturity securities purchased with credit deterioration, as of December 31, 2020.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Equity Securities

The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Asset administration fees and other income (loss),” was $5.1 million, $2.0 million and $(1.9) million during the years ended December 31, 2020, 2019 and 2018, respectively.

Commercial Mortgage and Other Loans

The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$369,764	20.9%	$272,150	18.5%
Hospitality	16,679	0.9	16,819	1.1
Industrial	590,231	33.3	464,528	31.5
Office	374,107	21.1	372,823	25.3
Other	187,643	10.6	156,768	10.6
Retail	130,154	7.3	131,051	8.9
Total commercial mortgage loans	1,668,578	94.1	1,414,139	95.9
Agricultural property loans	104,574	5.9	60,046	4.1
Total commercial mortgage and agricultural property loans	1,773,152	100.0%	1,474,185	100.0%
Allowance for credit losses	(7,382)		(2,663)
Total net commercial mortgage and agricultural property loans	$1,765,770		$1,471,522

As of December 31, 2020, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (24%), Texas (12%) and New York (10%)) and included loans secured by properties in Europe (15%) and Australia (3%).

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2017	$2,616	$34	$2,650
Addition to (release of) allowance for credit losses	245	1	246
Balance at December 31, 2018	2,861	35	2,896
Addition to (release of) allowance for credit losses	(239)	6	(233)
Balance at December 31, 2019	2,622	41	2,663
Cumulative effect of adoption of ASU 2016-13	3,118	39	3,157
Addition to (release of) allowance for expected losses	1,376	186	1,562
Balance at December 31, 2020	$7,116	$266	$7,382

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial Mortgage Loans
Loan-to-Value Ratio:
0%-59.99%	$0	$114,636	$36,423	$116,130	$175,740	$255,848	$698,777
60%-69.99%	174,507	204,112	59,935	90,954	57,569	54,530	641,607
70%-79.99%	81,671	51,333	10,806	80,257	56,169	46,855	327,091
80% or greater	0	0	0	0	0	1,103	1,103
Total	$256,178	$370,081	$107,164	$287,341	$289,478	$358,336	$1,668,578
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$256,178	$347,151	$107,164	$287,341	$274,124	$323,060	$1,595,018
1.0 - 1.2x	0	22,930	0	0	3,969	18,420	45,319
Less than 1.0x	0	0	0	0	11,385	16,856	28,241
Total	$256,178	$370,081	$107,164	$287,341	$289,478	$358,336	$1,668,578
Agricultural Property Loans
Loan-to-Value Ratio:
0%-59.99%	$47,245	$13,769	$1,255	$7,493	$1,180	$31,370	$102,312
60%-69.99%	2,262	0	0	0	0	0	2,262
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$49,507	$13,769	$1,255	$7,493	$1,180	$31,370	$104,574
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$49,507	$13,769	$1,255	$4,277	$1,180	$27,783	$97,771
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	3,216	0	3,587	6,803
Total	$49,507	$13,769	$1,255	$7,493	$1,180	$31,370	$104,574

Commercial mortgage loans

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
		(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$659,217	$6,641	$0	$665,858
60%-69.99%	499,493	14,078	0	513,571
70%-79.99%	203,158	30,555	0	233,713
80% or greater	0	997	0	997
Total commercial mortgage loans	$1,361,868	$52,271	$0	$1,414,139

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Agricultural property loans

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
		(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$56,437	$0	$3,609	$60,046
60%-69.99%	0	0	0	0
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$56,437	$0	$3,609	$60,046

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,668,578	$0	$0	$0	$1,668,578	$0
Agricultural property loans	104,574	0	0	0	104,574	0
Total	$1,773,152	$0	$0	$0	$1,773,152	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,414,139	$0	$0	$0	$1,414,139	$0
Agricultural property loans	60,046	0	0	0	60,046	0
Total	$1,474,185	$0	$0	$0	$1,474,185	$0

(1)As of December 31, 2019, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

There were no loans on non-accrual status as of December 31, 2020. Loans that were in non-accrual status recognized interest income of $0.2 million during the year ended December 31, 2020.

For both the years ended December 31, 2020 and 2019, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the years ended December 31, 2020 and 2019, there were $0 million and $206 million of commercial mortgage and other loans sold, respectively.

The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2020.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Other Invested Assets

The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
LPs/LLCs:
Equity method:
Private equity	$28,955	$23,414
Hedge funds	340,951	273,615
Real estate-related	244,041	166,492
Subtotal equity method	613,947	463,521
Fair value:
Private equity	4,220	4,115
Hedge funds	172	194
Real estate-related	6,220	6,181
Subtotal fair value	10,612	10,490
Total LPs/LLCs	624,559	474,011
Derivative instruments	194,251	2
Total other invested assets	$818,810	$474,013
As of both December 31, 2020 and 2019, the Company had no significant equity method investments.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the date indicated:

December 31, 2020
(in thousands)
Fixed maturities	$116,342
Equity securities	1
Commercial mortgage and other loans	4,828
Policy loans	11
Short-term investments and cash equivalents	158
Other(1)	264
Total accrued investment income	$121,604

(1)Primarily includes affiliated accrued income.

There were no write-downs on accrued investment income for the year ended December 31, 2020.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Net Investment Income

The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale	$440,271	$389,165	$317,726
Fixed maturities, trading	14,420	10,080	5,184
Equity securities	1,397	568	678
Commercial mortgage and other loans	56,483	51,628	51,040
Policy loans	724	630	737
Short-term investments and cash equivalents	49,929	85,084	28,645
Other invested assets	43,244	34,422	13,733
Gross investment income	606,468	571,577	417,743
Less: investment expenses	(27,207)	(20,029)	(14,935)
Net investment income	$579,261	$551,548	$402,808

The carrying value of non-income producing assets included $4.1 million in available-for-sale fixed maturities as of December 31, 2020. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2020.

Realized Investment Gains (Losses), Net

The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities(1)	$(3,802)	$(3,931)	$(83,731)
Commercial mortgage and other loans	(2,242)	(753)	128
Derivatives	(5,261,943)	(2,677,559)	967,503
Other invested assets	4,619	164	123
Short-term investments and cash equivalents	2,428	759	50
Realized investment gains (losses), net	$(5,260,940)	$(2,681,320)	$884,073

(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Investments within AOCI

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2020	2019	2018
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$14,309	$(3,334)
Fixed maturity securities, available-for-sale — all other(1)	N/A	722,310	(411,458)
Fixed maturity securities, available-for-sale with an allowance	2	N/A	N/A
Fixed maturity securities, available-for-sale without an allowance	2,407,478	N/A	N/A
Derivatives designated as cash flow hedges(2)	(43,000)	(287)	(3,849)
Affiliated notes	4,629	598	658
Other investments	0	0	1,074
Net unrealized gains (losses) on investments	$2,369,109	$736,930	$(416,909)

(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available for sale are no longer required to be disclosed "with OTTI" and "all other".
(2)For more information on cash flow hedges, see Note 4.

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2020 and 2019, the Company had no repurchase agreements or securities lending transactions.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. As of both December 31, 2020 and 2019, the Company had no securities pledged or liabilities supported by the pledged collateral.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2020 and 2019, there was $150 million and $302 million, respectively, of such collateral.

As of December 31, 2020 and 2019, there were available-for-sale fixed maturities of $10.0 million and $10.7 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4.    DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Equity Contracts
Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and London Inter-Bank Offered Rate ("LIBOR") plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index's referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and indexed annuities) which may include features that are accounted for as embedded derivatives. Effective April 1, 2016, the Company assumed variable annuities living benefit guarantees from Pruco Life, excluding PLNJ business. See Note 1 for additional information on the change to the reinsurance agreements.
Additionally, the Company reinsured the majority of its New York business to an affiliate, Prudential Insurance, as a result of surrendering its New York license, effective December 31, 2015. See Note 1 and Note 10 for additional information on these reinsurance agreements.
These embedded derivatives and certain elements of the associated reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2020			December 31, 2019
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$1,376,290	$23,167	$(82,625)	$1,172,899	$39,019	$(26,511)
Total Derivatives Designated as Hedge Accounting Instruments	$1,376,290	$23,167	$(82,625)	$1,172,899	$39,019	$(26,511)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Futures	$4,597,200	$2,755	$(1,621)	$3,857,700	$638	$(5,872)
Interest Rate Swaps	131,129,200	12,448,036	(9,540,941)	88,557,425	6,598,625	(1,997,944)
Interest Rate Options	10,198,000	608,538	(178,563)	12,583,000	283,386	(172,085)
Interest Rate Forwards	75,000	464	0	959,772	24,487	(4,185)
Foreign Currency
Foreign Currency Forwards	34,988	4	(557)	16,683	0	(394)
Currency/Interest Rate
Foreign Currency Swaps	228,117	7,939	(8,440)	234,767	11,482	(663)
Credit
Credit Default Swaps	1,574,173	38,875	(52)	0	0	0
Equity
Equity Futures	5,558,882	9,424	(24,688)	1,191,237	0	(2,638)
Total Return Swaps	22,121,729	62,362	(1,162,907)	16,314,165	36,692	(573,957)
Equity Options	23,856,379	1,617,672	(952,452)	12,866,043	329,722	(422,700)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$199,373,668	$14,796,069	$(11,870,221)	$136,580,792	$7,285,032	$(3,180,438)
Total Derivatives(1)(2)	$200,749,958	$14,819,236	$(11,952,846)	$137,753,691	$7,324,051	$(3,206,949)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $17,314 million and $11,823 million as of December 31, 2020 and 2019, respectively included in “Future policy benefits” and $580 million and $197 million as of December 31, 2020 and 2019, respectively included in “Policyholders’ account balances". Other assets included $54 million and $8 million as of December 31, 2020 and 2019, respectively. Other liabilities included $35 million and $0 million as of December 31, 2020 and 2019, respectively. The fair value of the related reinsurance, included in "Reinsurance recoverables" and/or "Reinsurance payables" was an asset of $471 million and $350 million as of December 31, 2020 and 2019, respectively.
(2)Recorded in “Other invested assets”, “Other liabilities”, and "Payables to parent and affiliates" on the Statements of Financial Position.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$14,819,236	$(14,624,985)	$194,251	$0	$194,251
Securities purchased under agreements to resell	150,000	0	150,000	(150,000)	0
Total Assets	$14,969,236	$(14,624,985)	$344,251	$(150,000)	$194,251
Offsetting of Financial Liabilities:
Derivatives(1)	$11,952,846	$(11,936,059)	$16,787	$(16,787)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$11,952,846	$(11,936,059)	$16,787	$(16,787)	$0

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$7,324,051	$(7,324,049)	$2	$0	$2
Securities purchased under agreements to resell	302,000	0	302,000	(302,000)	0
Total Assets	$7,626,051	$(7,324,049)	$302,002	$(302,000)	$2
Offsetting of Financial Liabilities:
Derivatives(1)	$3,206,949	$(3,053,132)	$153,817	$(820)	$152,997
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$3,206,949	$(3,053,132)	$153,817	$(820)	$152,997

(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 14. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity derivatives in any of its cash flow hedge accounting relationships.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Asset Administration Fees and Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$1,882	$17,871	$(24,519)	$(42,713)
Total cash flow hedges	1,882	17,871	(24,519)	(42,713)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	4,452,097	0	0	0
Currency	(809)	0	0	0
Currency/Interest Rate	(14,604)	0	(141)	0
Credit	(303)	0	0	0
Equity	(5,289,510)	0	0	0
Embedded Derivatives	(4,410,696)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(5,263,825)	0	(141)	0
Total	$(5,261,943)	$17,871	$(24,660)	$(42,713)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Asset Administration Fees and Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(1,257)	$12,104	$(3,793)	$3,520
Total cash flow hedges	(1,257)	12,104	(3,793)	3,520
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	3,309,573	0	0	0
Currency	(153)	0	0	0
Currency/Interest Rate	11,964	0	15	0
Credit	1,775	0	0	0
Equity	(3,730,006)	0	0	0
Embedded Derivatives	(2,269,455)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(2,676,302)	0	15	0
Total	$(2,677,559)	$12,104	$(3,778)	$3,520

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Asset Administration Fees and Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(845)	$8,285	$13,321	$22,002
Total cash flow hedges	(845)	8,285	13,321	22,002
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,021,687)	0	0	0
Currency	1,022	0	0	0
Currency/Interest Rate	21,888	0	91	0
Credit	0	0	0	0
Equity	995,958	0	0	0
Embedded Derivatives	971,167	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	968,348	0	91	0
Total	$967,503	$8,285	$13,412	$22,002

(1)Net change in AOCI.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2017	$(25,851)
Amount recorded in AOCI
Currency/Interest Rate	42,763
Total amount recorded in AOCI	42,763
Amount reclassified from AOCI to income
Currency/Interest Rate	(20,761)
Total amount reclassified from AOCI to income	(20,761)
Balance, December 31, 2018	$(3,849)
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	42
Amount recorded in AOCI
Currency/Interest Rate	10,574
Total amount recorded in AOCI	10,574
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,054)
Total amount reclassified from AOCI to income	(7,054)
Balance, December 31, 2019	$(287)
Amount recorded in AOCI
Currency/Interest Rate	(47,479)
Total amount recorded in AOCI	(47,479)
Amount reclassified from AOCI to income
Currency/Interest Rate	4,766
Total amount reclassified from AOCI to income	4,766
Balance, December 31, 2020	$(43,000)

(1)See Note 2 for details.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2020 values, it is estimated that a pre-tax gain of approximately $16 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2021.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
Credit derivatives, where the Company has written credit protection on certain index references, had outstanding notional amounts of $1,568 million and $0 million as of December 31, 2020 and December 31, 2019, respectively. These credit derivatives are reported at fair value as an asset of $39 million and $0 million as of December 31, 2020 and December 31, 2019, respectively. As of December 31, 2020, the notional amount of these credit derivatives had the following NAIC rating: $1,568 million in NAIC 3.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $6 million and $0 million reported as of December 31, 2020 and 2019, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding, LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review. Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, equity securities, and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents and certain OTC derivatives.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.
Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S. government authorities and agencies	$0	$8,887,432	$15,000	$0	$8,902,432
Obligations of U.S. states and their political subdivisions	0	277,491	0	0	277,491
Foreign government bonds	0	177,383	0	0	177,383
U.S. corporate public securities	0	3,450,407	0	0	3,450,407
U.S. corporate private securities	0	1,804,855	82,208	0	1,887,063
Foreign corporate public securities	0	541,644	181	0	541,825
Foreign corporate private securities	0	1,427,537	66,298	0	1,493,835
Asset-backed securities(2)	0	974,041	18,542	0	992,583
Commercial mortgage-backed securities	0	785,942	0	0	785,942
Residential mortgage-backed securities	0	75,724	0	0	75,724
Subtotal	0	18,402,456	182,229	0	18,584,685
Fixed maturities, trading	0	1,109,097	5,045	0	1,114,142
Equity securities	234,452	39,477	4,153	0	278,082
Short-term investments	0	143,161	10,000	0	153,161
Cash equivalents	0	533,133	0	0	533,133
Other invested assets(3)	39,906	14,779,330	0	(14,624,985)	194,251
Other assets	0	0	53,980	0	53,980
Reinsurance recoverables	0	62,232	409,013	0	471,245
Receivables from parent and affiliates	0	56,026	0	0	56,026
Subtotal excluding separate account assets	274,358	35,124,912	664,420	(14,624,985)	21,438,705
Separate account assets(4)	0	32,205,296	0	0	32,205,296
Total assets	$274,358	$67,330,208	$664,420	$(14,624,985)	$53,644,001
Future policy benefits(5)	$0	$0	$17,314,004	$0	$17,314,004
Policyholders' account balances	0	0	580,184	0	580,184
Payables to parent and affiliates	0	11,926,536	0	(11,926,536)	0
Other liabilities	26,309	33,416	0	(9,523)	50,202
Total liabilities	$26,309	$11,959,952	$17,894,188	$(11,936,059)	$17,944,390

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S. government authorities and agencies	$0	$7,109,277	$10,547	$0	$7,119,824
Obligations of U.S. states and their political subdivisions	0	259,682	0	0	259,682
Foreign government bonds	0	222,884	0	0	222,884
U.S. corporate public securities	0	1,732,632	8,044	0	1,740,676
U.S. corporate private securities	0	1,155,464	51,875	0	1,207,339
Foreign corporate public securities	0	337,800	187	0	337,987
Foreign corporate private securities	0	1,169,324	44,161	0	1,213,485
Asset-backed securities(2)	0	425,613	18,825	0	444,438
Commercial mortgage-backed securities	0	578,289	0	0	578,289
Residential mortgage-backed securities	0	77,761	0	0	77,761
Subtotal	0	13,068,726	133,639	0	13,202,365
Fixed maturities, trading	0	378,734	4,464	0	383,198
Equity securities	5,314	46,942	5,247	0	57,503
Short-term investments	0	260,354	0	0	260,354
Cash equivalents	150,631	1,654,974	0	0	1,805,605
Other invested assets(3)	639	7,323,412	0	(7,324,049)	2
Other assets	0	0	8,059	0	8,059
Reinsurance recoverables	0	47,006	302,814	0	349,820
Receivables from parent and affiliates	0	2,573	0	0	2,573
Subtotal excluding separate account assets	156,584	22,782,721	454,223	(7,324,049)	16,069,479
Separate account assets(4)	0	32,665,431	0	0	32,665,431
Total assets	$156,584	$55,448,152	$454,223	$(7,324,049)	$48,734,910
Future policy benefits(5)	$0	$0	$11,822,998	$0	$11,822,998
Policyholders' account balances	0	0	196,892	0	196,892
Payables to parent and affiliates	0	3,198,440	0	(3,052,493)	145,947
Other liabilities	8,509	260	0	(639)	8,130
Total liabilities	$8,509	$3,198,700	$12,019,890	$(3,053,132)	$12,173,967

(1)“Netting” amounts represent cash collateral of $2,689 million and $4,271 million as of December 31, 2020 and 2019, respectively.
(2)Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2020 and 2019, the fair values of such investments were $10.6 million and $10.5 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in Statements of Financial Position.
(5)As of December 31, 2020, the net embedded derivative liability position of $17,314 million includes $455 million of embedded derivatives in an asset position and $17,769 million of embedded derivatives in a liability position. As of December 31, 2019, the net embedded derivative liability position of $11,823 million includes $583 million of embedded derivatives in an asset position and $12,406 million of embedded derivatives in a liability position.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates” or "Other liabilities", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors, and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Reinsurance payables” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain annuity products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in thousands)
Assets:
Corporate securities(2)	$59,960	Discounted cash flow	Discount rate	0.99%	20%	6.53%	Decrease
Reinsurance recoverables	$409,013	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$17,314,004	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Utilization rate(8)	39%	96%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(5)	$580,184	Discounted cash flow	Lapse rate(6)	1%	40%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Equity volatility curve	15%	42%		Increase

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs		Minimum		Maximum	Weighted Average		Impact of Increase in Input on Fair Value(1)

	(in thousands)
Assets:
Corporate securities(2)	$17,149	Discounted cash flow	Discount rate		4.79%		20%	8.66%		Decrease
		Market Comparables	EBITDA multiples(3)	6.7	X	6.7	X	6.7	X	Increase
Reinsurance recoverables	$302,814	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$11,822,998	Discounted cash flow	Lapse rate(6)		1%		18%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Utilization rate(8)		43%		97%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		15%			Decrease
			Equity volatility curve		13%		23%			Increase
Policyholders' account balances(5)	$196,892	Discounted cash flow	Lapse rate(6)		1%		42%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Equity volatility curve		6%		25%			Increase

(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities, available-for-sale and fixed maturities trading.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2020 and 2019, the minimum withdrawal rate assumption is 76% and 78%, respectively. As of both December 31, 2020 and 2019, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

(10)The range reflects the mortality rates for the vast majority of business with living benefits, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Government	$10,547	$0	$4,453	$0	$0	$0	$0	$0	$0	$15,000	$0
Corporate Securities(4)	104,267	(1,238)	43,130	(8,965)	0	(24,297)	0	36,829	(1,039)	148,687	(7,089)
Structured Securities(5)	18,825	(215)	8,044	0	0	(2,788)	0	312	(5,636)	18,542	(228)
Other assets:
Fixed maturities, trading	4,464	581	0	0	0	0	0	0	0	5,045	602
Equity securities	5,247	306	0	(1,400)	0	0	0	0	0	4,153	1,147
Short-term investments	0	0	10,000	0	0	0	0	0	0	10,000	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Other assets	8,059	13,972	33,333	0	0	(1,384)	0	0	0	53,980	12,589
Reinsurance recoverables	302,814	89,065	17,134	0	0	0	0	0	0	409,013	96,663
Liabilities:
Future policy benefits	(11,822,998)	(4,339,782)	0	0	(1,151,224)	0	0	0	0	(17,314,004)	(4,710,743)
Policyholders' account balances(6)	(196,892)	(201,526)	0	0	(181,766)	0	0	0	0	(580,184)	(168,060)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Asset administration fees and other income	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Asset administration fees and other income	Included in other comprehensive income (losses)(7)
	(in thousands)
Fixed maturities, available-for-sale	$(29)	$0	$(1,572)	$148	$(686)	$0	$(6,631)
Other assets:
Fixed maturities, trading	0	602	0	(21)	0	602	0
Equity securities	0	306	0	0	0	1,147	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Other assets	13,972	0	0	0	12,589	0	0
Reinsurance recoverables	89,065	0	0	0	96,663	0	0
Liabilities:
Future policy benefits	(4,339,782)	0	0	0	(4,710,743)	0	0
Policyholders' account balances	(201,526)	0	0	0	(168,060)	0	0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Government	$8,132	$0	$2,415	$0	$0	$0	$0	$0	$0	$10,547	$0
Corporate Securities(4)	85,452	(1,123)	61,563	0	0	(43,724)	0	4,655	(2,556)	104,267	(3,797)
Structured Securities(5)	9,336	502	44,273	0	0	(5,259)	0	551	(30,578)	18,825	(2)
Other assets:
Fixed maturities, trading	0	(557)	0	0	0	0	0	5,021	0	4,464	(543)
Equity securities	5,705	471	0	(929)	0	0	0	0	0	5,247	482
Short-term investments	0	0	0	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Other assets	0	441	7,618	0	0	0	0	0	0	8,059	441
Reinsurance recoverables	239,911	70,063	17,950	0	0	0	21,896	0	(47,006)	302,814	57,652
Liabilities:
Future policy benefits	(8,332,474)	(2,409,958)	0	0	(1,080,566)	0	0	0	0	(11,822,998)	(2,710,167)
Policyholders' account balances(6)	(42,350)	(32,247)	0	0	(122,295)	0	0	0	0	(196,892)	(22,699)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Asset administration fees and other income	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Asset administration fees and other income
	(in thousands)
Fixed maturities, available-for-sale	$(3,562)	$0	$2,690	$251	$(3,799)	$0
Other assets:
Fixed maturities, trading	0	(543)	0	(14)	0	(543)
Equity securities	0	471	0	0	0	482
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Other assets	441	0	0	0	441	0
Reinsurance recoverables	70,063	0	0	0	57,652	0
Liabilities:
Future policy benefits	(2,409,958)	0	0	0	(2,710,167)	0
Policyholders' account balances	(32,247)	0	0	0	(22,699)	0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2018, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2018.

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Asset administration fees and other income	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Asset administration fees and other income
	(in thousands)
Fixed maturities, available-for-sale	$(6,693)	$0	$(5,194)	$241	$(6,627)	$0
Other assets:
Fixed maturities, trading	0	0	0	0	0	0
Equity securities	0	(591)	0	0	0	(1,208)
Short-term investments	(20)	0	0	0	(55)	0
Cash equivalents	13	0	0	0	0	0
Other assets	0	0	0	0	0	0
Reinsurance recoverables	(28,757)	0	0	0	(19,962)	0
Liabilities:
Future policy benefits	843,914	0	0	0	529,804	0
Policyholders' account balances	6,051	0	0	0	6,051	0

(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Other includes reclassifications of certain assets and liabilities between reporting categories.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.
(5)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(6)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(7)Effective January 1, 2020, the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period were added prospectively due to adoption of ASU 2018-13. Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total

	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,836,633	$1,836,633	$1,765,770
Policy loans	0	0	11,806	11,806	11,806
Short-term investments	165,000	0	0	165,000	165,000
Cash and cash equivalents	386,078	150,000	0	536,078	536,078
Accrued investment income	0	121,604	0	121,604	121,604
Reinsurance recoverables	0	0	51,225	51,225	50,484
Receivables from parent and affiliates	0	31,594	0	31,594	31,594
Other assets	0	278,355	394,069	672,424	672,424
Total assets	$551,078	$581,553	$2,293,733	$3,426,364	$3,354,760
Liabilities:
Policyholders’ account balances - investment contracts	$0	$0	$2,426,471	$2,426,471	$2,406,100
Short-term debt	0	121,205	0	121,205	119,671
Long-term debt	0	332,451	0	332,451	299,747
Reinsurance Payables	0	0	44,446	44,446	44,446
Payables to parent and affiliates	0	47,345	0	47,345	47,345
Other liabilities	0	757,968	0	757,968	757,968
Separate account liabilities - investment contracts	0	30	0	30	30
Total liabilities	$0	$1,258,999	$2,470,917	$3,729,916	$3,675,307

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total

	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,512,283	$1,512,283	$1,471,522
Policy loans	0	0	12,366	12,366	12,366
Short-term investments	75,004	0	0	75,004	75,004
Cash and cash equivalents	687,558	302,000	0	989,558	989,558
Accrued investment income	0	102,724	0	102,724	102,724
Reinsurance recoverables	0	0	56,171	56,171	55,796
Receivables from parent and affiliates	0	10,192	50,587	60,779	60,192
Other assets	0	1,893	63,106	64,999	64,999
Total assets	$762,562	$416,809	$1,694,513	$2,873,884	$2,832,161
Liabilities:
Policyholders’ account balances - investment contracts	$0	$0	$1,445,486	$1,445,486	$1,438,742
Short-term debt	0	245,617	0	245,617	242,094
Long-term debt	0	446,105	0	446,105	419,418
Reinsurance payables	0	0	50,035	50,035	50,035
Payables to parent and affiliates	0	39,209	0	39,209	39,209
Other liabilities	0	205,988	0	205,988	205,988
Separate account liabilities - investment contracts	0	54	0	54	54
Total liabilities	$0	$936,973	$1,495,521	$2,432,494	$2,395,540

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

(1)Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
Policy loans carrying value approximates fair value.
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Receivables from Parent and Affiliates
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost; cash and cash equivalent instruments; and accrued investment income.
Other Assets
Other assets primarily consist of deposit assets related to a reinsurance agreement that uses deposit accounting under U.S. GAAP. In addition, there are other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Reinsurance Recoverables and Reinsurance Payables
Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 10 for additional information about the Company's reinsurance arrangements.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates includes the funds withheld liability for assets retained under a reinsurance agreement that corresponds to the deposit assets above in "Other Assets". Also included are unsettled trades, drafts, escrow deposits and accrued expense payables and due to the short-term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Separate Account Liabilities - Investment Contracts
Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
6.    DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$4,455,683	$4,447,505	$4,596,565
Capitalization of commissions, sales and issue expenses	339,151	412,627	372,996
Amortization-Impact of assumption and experience unlocking and true-ups	169,731	245,276	(113,534)
Amortization-All other	(573,745)	(518,129)	(476,261)
Change due to unrealized investment gains and losses	(154,488)	(131,596)	67,739
Other(1)	1,448	0	0
Balance, end of year	$4,237,780	$4,455,683	$4,447,505
(1) Represents the impact of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
7.    VALUE OF BUSINESS ACQUIRED
The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$30,025	$33,222	$35,109
Amortization-Impact of assumption and experience unlocking and true-ups	2,006	2,093	1,485
Amortization-All other	(5,754)	(6,376)	(7,348)
Interest	1,551	1,778	1,983
Change due to unrealized investment gains and losses	(581)	(692)	1,993
Balance, end of year	$27,247	$30,025	$33,222
The following table provides estimated future amortization, net of interest, for the periods indicated:

	2021	2022	2023	2024	2025
	(in thousands)
Estimated future VOBA amortization	$4,604	$3,898	$3,295	$2,771	$2,323

8. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Life insurance – domestic	$71	$71
Individual annuities and supplementary contracts(1)	1,223,557	1,087,060
Other contract liabilities(1)	17,337,263	11,845,330
Total future policy benefits	$18,560,891	$12,932,461
(1)Includes assumed reinsurance business.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Future policy benefits for domestic life insurance policies reflect in course of settlement amounts. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 8.3%; less than 1% of the reserves based on an interest rate in excess of 8%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.3% to 2.6%. See Note 9 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.
Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the individual annuity business, which consists of single premium immediate annuities with life contingencies.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Interest-sensitive life contracts	$13,842	$14,391
Individual annuities(1)	8,760,543	5,716,052
Guaranteed interest accounts	407,074	449,916
Total policyholders’ account balances	$9,181,459	$6,180,359
(1)Includes assumed reinsurance business from Pruco Life.
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 3.5% to 6.0% . Interest crediting rates for individual annuities range from 0.0% to 6.5%. Interest crediting rates for guaranteed interest accounts range from 0.1% to 5.8%.
9.    CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company issued variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return ('minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit. The Company also issues indexed variable annuity contracts for which the return is tied to the return of specific indices where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or "Realized investment gains (losses), net".
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2020 and 2019, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2020		December 31, 2019
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)

Annuity Contracts	(in thousands)
Return of net deposits
Account value	$122,530,558	N/A	$120,240,930	N/A
Net amount at risk	$203,506	N/A	$229,080	N/A
Average attained age of contractholders	69 years	N/A	68 years	N/A
Minimum return or contract value
Account value	$23,359,093	131,888,370	$23,563,604	$129,812,105
Net amount at risk	$2,020,533	3,702,796	$2,254,621	$3,989,437
Average attained age of contractholders	71 years	70 years	70 years	69 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Amounts include assumed reinsurance business.
(2)Includes income and withdrawal benefits.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2020(1)	December 31, 2019(1)

	(in thousands)
Equity funds	$83,132,748	$82,506,787
Bond funds	55,850,849	53,763,563
Money market funds	2,417,037	2,877,135
Total	$141,400,634	$139,147,485
(1)Amounts include assumed reinsurance business.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

In addition to the amounts invested in separate account investment options above, $4.5 billion at December 31, 2020 and $4.7 billion at December 31, 2019 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2020, 2019 and 2018, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB	GMAB/GMWB/ GMIWB	GMIB	Totals
Variable Annuity	(in thousands)
Balance at December 31, 2017	$622,802	$8,151,902	$22,526	$8,797,230
Incurred guarantee benefits(1)(2)	103,596	180,572	2,679	286,847
Paid guarantee benefits(2)	(67,887)	0	(2,915)	(70,802)
Change in unrealized investment gains and losses(2)	(20,108)	0	(230)	(20,338)
Balance at December 31, 2018	638,403	8,332,474	22,060	8,992,937
Incurred guarantee benefits(1)(2)	68,142	3,490,524	3,539	3,562,205
Paid guarantee benefits(2)	(51,418)	0	(3,477)	(54,895)
Change in unrealized investment gains and losses(2)	26,377	0	274	26,651
Balance at December 31, 2019	681,504	11,822,998	22,396	12,526,898
Incurred guarantee benefits(1)(2)	139,032	5,491,006	7,075	5,637,113
Paid guarantee benefits(2)	(68,693)	0	(4,445)	(73,138)
Change in unrealized investment gains and losses(2)	36,612	0	374	36,986
Balance at December 31, 2020	$788,455	$17,314,004	$25,400	$18,127,859

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.
(2)Amounts include assumed reinsurance business.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements”. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances”, are as follows:

Sales Inducements
(in thousands)
Balance at December 31, 2017	$1,020,786
Capitalization	2,888
Amortization - Impact of assumption and experience unlocking and true-ups	(5,713)
Amortization - All other	(149,236)
Change in unrealized investment gains and losses	20,873
Balance at December 31, 2018	889,598
Capitalization	797
Amortization - Impact of assumption and experience unlocking and true-ups	100,222
Amortization - All other	(146,620)
Change in unrealized investment gains and losses	(31,273)
Balance at December 31, 2019	812,724
Capitalization	1,084
Amortization - Impact of assumption and experience unlocking and true-ups	103,057
Amortization - All other	(150,083)
Change in unrealized investment gains and losses	(52,184)
Balance at December 31, 2020	$714,598

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

10.    REINSURANCE
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its living benefit guarantees and variable annuity base contracts. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to affiliates. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from Pruco Life, excluding the PLNJ business which was reinsured to Prudential Insurance. This reinsurance covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between Pruco Life and the Company.
Effective December 31, 2015, the Company surrendered its New York license and reinsured the majority of its New York business, both the living benefit guarantees and base contracts, to Prudential Insurance. See Note 1 for additional information. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through "Realized investment gains (losses), net". See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company's Statements of Financial Position as of December 31, were as follows:

	2020	2019
	(in thousands)
Reinsurance recoverables	$694,040	$621,510
Deferred policy acquisition costs	3,414,620	3,725,719
Deferred sales inducements	374,631	437,594
Value of business acquired	(2,124)	(2,275)
Other assets	61,471	65,819
Policyholders’ account balances	3,273,863	3,253,474
Future policy benefits	12,610,942	8,328,777
Reinsurance payables(1)	178,860	235,318
Other liabilities	262,462	337,909

(1)Includes $2.3 million and $0.1 million of unaffiliated activity at December 31, 2020 and December 31, 2019, respectively.

The reinsurance recoverables by counterparty are broken out below:

	December 31, 2020	December 31, 2019
	(in thousands)
Prudential Insurance	$494,611	$387,355
Pruco Life	198,547	233,933
Unaffiliated	882	222
Total reinsurance recoverables	$694,040	$621,510

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2020	2019	2018
	(in thousands)
Premiums:
Direct	$26,272	$29,022	$37,895
Assumed	37,806	31,570	31,989
Ceded	(3,493)	(1,042)	(2,619)
Net premiums	60,585	59,550	67,265
Policy charges and fee income:
Direct	409,331	477,478	549,500
Assumed	1,564,776	1,638,023	1,661,484
Ceded(1)	(30,508)	(34,455)	(39,706)
Net policy charges and fee income	1,943,599	2,081,046	2,171,278
Asset administration fees and other income:
Direct	151,887	141,884	96,743
Assumed	308,187	306,945	301,549
Ceded	(8,003)	(8,346)	(9,136)
Net asset administration fees and other income	452,071	440,483	389,156
Realized investment gains (losses), net:
Direct	(2,208,057)	(1,137,422)	81,120
Assumed	(3,131,107)	(1,584,764)	823,129
Ceded	78,224	40,866	(20,176)
Realized investment gains (losses), net	(5,260,940)	(2,681,320)	884,073
Policyholders' benefits (including change in reserves):
Direct	72,467	58,308	81,045
Assumed	156,320	89,284	110,358
Ceded(2)	(6,175)	(3,667)	(4,315)
Net policyholders' benefits (including change in reserves)	222,612	143,925	187,088
Interest credited to policyholders’ account balances:
Direct	85,454	82,444	127,018
Assumed	97,373	84,182	132,324
Ceded	(2,667)	(5,417)	(10,167)
Net interest credited to policyholders’ account balances	180,160	161,209	249,175
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	1,036,119	988,951	1,131,351

(1)Includes $(2.6) million, $(1.0) million and $(1.0) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)Includes $0.1 million, $(0.1) million and $(0.3) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

11.    INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2020	2019	2018
		(in thousands)
Current tax expense (benefit):
U.S. federal	$91,707	$14,381	$(422,999)
Total	91,707	14,381	(422,999)
Deferred tax expense (benefit):
U.S. federal	(957,427)	(305,482)	584,503
Total	(957,427)	(305,482)	584,503
Income tax expense (benefit)	(865,720)	(291,101)	161,504
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	293,588	200,447	(52,510)
Total income tax expense (benefit)	$(572,132)	$(90,654)	$108,994

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2020, 2019 and 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Expected federal income tax expense (benefit)	$(847,347)	$(268,890)	$387,286
Non-taxable investment income	(10,942)	(12,019)	(18,954)
Tax credits	(7,908)	(11,708)	(13,694)
Changes in tax law	0	0	(193,306)
Other	477	1,516	172
Reported income tax expense (benefit)	$(865,720)	$(291,101)	$161,504
Effective tax rate	21.5%	22.7%	8.8%

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes”. The Company’s effective tax rate for fiscal years 2020, 2019 and 2018 was 21.5%, 22.7% and 8.8%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2020, 2019 and 2018, and the Company’s effective tax rate during the periods presented:

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $10 million of the total $11 million of 2020 non-taxable investment income, $11 million of the total $12 million of 2019 non-taxable investment income, and $15 million of the total $19 million of 2018 non-taxable investment income. The DRD for the current period was estimated using information from 2019, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $0.2 million increase in income tax expense primarily related to refinements of our provisional estimates.

2018 Industry Issue Resolution. In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year and resulted in a reduction in income tax expense of $193 million.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Insurance reserves	$2,648,343	$1,716,039
Investments	425,467	411,788
Other	539	2,002
Deferred tax assets	3,074,349	2,129,829
Deferred tax liabilities:
VOBA and deferred policy acquisition cost	879,072	929,882
Deferred sales inducements	150,065	170,672
Net unrealized gain on securities	506,543	154,815
Deferred tax liabilities	1,535,680	1,255,369
Net deferred tax asset (liability)	$1,538,669	$874,460

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2020 and 2019. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s Income (loss) from operations before income taxes includes income (loss) from domestic operations of $(4,035) million, $(1,280) million, and $1,844 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2020, 2019, and 2018. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties.
At December 31, 2020, the Company remains subject to examination in the U.S. for tax years 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.
12.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)

	(in thousands)
Balance, December 31, 2017	$(7)	$(90,117)	$(90,124)
Change in OCI before reclassifications	(1,354)	(311,658)	(313,012)
Amounts reclassified from AOCI	0	62,970	62,970
Income tax benefit (expense)	285	52,225	52,510
Cumulative effect of adoption of ASU 2016-01	0	(3)	(3)
Cumulative effect of adoption of ASU 2018-02	(2)	(36,712)	(36,714)
Balance, December 31, 2018	(1,078)	(323,295)	(324,373)
Change in OCI before reclassifications	182	956,373	956,555
Amounts reclassified from AOCI	0	(3,123)	(3,123)
Income tax benefit (expense)	(38)	(200,409)	(200,447)
Balance, December 31, 2019	(934)	429,546	428,612
Change in OCI before reclassifications	286	1,389,181	1,389,467
Amounts reclassified from AOCI	0	8,568	8,568
Income tax benefit (expense)	(60)	(293,528)	(293,588)
Balance, December 31, 2020	$(708)	$1,533,767	$1,533,059
(1)Includes cash flow hedges of $(43) million, $0 million and $(4) million as of December 31, 2020, 2019, and 2018, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2020	2019	2018

	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$(4,766)	$7,054	$20,761
Net unrealized investment gains (losses) on available-for-sale securities	(3,802)	(3,931)	(83,731)
Total net unrealized investment gains (losses)(4)	(8,568)	3,123	(62,970)
Total reclassifications for the period	$(8,568)	$3,123	$(62,970)

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs and future policy benefits and other liabilities.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI had been previously recognized

	Net Unrealized Gains (Losses) on Investments	DAC and Other Costs(2)	Future Policy Benefits and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$12,311	$(1,008)	$(157)	$(3,263)	$7,883
Net unrealized investment gains (losses) on investments arising during the period	(15,199)	0	0	3,192	(12,007)
Reclassification adjustment for (gains) losses included in net income	(205)	0	0	43	(162)
Reclassification adjustment for OTTI losses excluded from net income(1)	(241)	0	0	51	(190)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(111)	0	23	(88)
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	89	(19)	70
Balance, December 31, 2018	(3,334)	(1,119)	(68)	27	(4,494)
Net unrealized investment gains (losses) on investments arising during the period	17,795	0	0	(3,741)	14,054
Reclassification adjustment for (gains) losses included in net income	(100)	0	0	21	(79)
Reclassification adjustment for OTTI losses excluded from net income(1)	(52)	0	0	11	(41)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(80)	0	17	(63)
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	(51)	11	(40)
Balance, December 31, 2019	14,309	(1,199)	(119)	(3,654)	9,337
Reclassification due to implementation of ASU 2016-13(4)	(14,309)	1,199	119	3,654	(9,337)
Balance, December 31, 2020	$0	$0	$0	$0	$0

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)"Other costs" primarily includes reinsurance recoverables, DSI and VOBA.
(3)"Other liabilities" primarily includes reinsurance payables and deferred reinsurance gains.
(4)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized and All Other

	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized(1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits and Other Liabilities(5)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2017	$0	$(71,723)	$(82,212)	$(16,997)	$72,932	$(98,000)
Net investment gains (losses) on investments arising during the period	0	(405,264)	0	0	85,105	(320,159)
Reclassification adjustment for (gains) losses included in net income	0	63,175	0	0	(13,267)	49,908
Reclassification adjustment for OTTI losses excluded from net income(2)	0	241	0	0	(51)	190
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	90,717	0	(19,049)	71,668
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	0	18,110	(3,803)	14,307
Cumulative effect of adoption of ASU 2016-01	0	(4)	0	0	1	(3)
Cumulative effect of adoption of ASU 2018-02	0	0	0	0	(36,712)	(36,712)
Balance, December 31, 2018	0	(413,575)	8,505	1,113	85,156	(318,801)
Net investment gains (losses) on investments arising during the period	0	1,139,167	0	0	(239,496)	899,671
Reclassification adjustment for (gains) losses included in net income	0	(3,023)	0	0	636	(2,387)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	52	0	0	(11)	41
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	(163,481)	0	34,369	(129,112)
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	0	(36,977)	7,774	(29,203)
Balance, December 31, 2019	0	722,621	(154,976)	(35,864)	(111,572)	420,209
Reclassification due to implementation of ASU 2016-13(6)	0	14,309	(1,199)	(119)	(3,654)	9,337
Net investment gains (losses) on investments arising during the period	59	1,623,552	0	0	(341,050)	1,282,561
Reclassification adjustment for (gains) losses included in net income	3	8,565	0	0	(1,800)	6,768
Reclassification due to allowance for credit losses recorded during the period	(60)	60	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	(207,254)	0	43,613	(163,641)
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	0	(27,176)	5,709	(21,467)
Balance, December 31, 2020	$2	$2,369,107	$(363,429)	$(63,159)	$(408,754)	$1,533,767

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables, DSI and VOBA.
(5)"Other liabilities" primarily includes reinsurance payables and deferred reinsurance gains.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

13.    STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes and certain assets on a different basis.
Statutory net income (loss) of the Company amounted to $(637) million, $(2,052) million and $(852) million for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory surplus of the Company amounted to $6,262 million and $4,748 million at December 31, 2020 and 2019, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus, as of December 31 of the preceding year, or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, together with other dividends or distributions made within the preceding twelve months, the Company is not permitted to pay a dividend in 2021 without prior notification.
In March, June, September, and December 2020, the Company paid an extra-ordinary dividend of $207 million, $173 million, $192 million and $188 million, respectively, to its parent, PAI, which was recorded as a return of capital. In March, June, September, and December 2019, the Company paid an extra-ordinary dividend of $245 million, $247 million, $245 million and $241 million, respectively to PAI, which was recorded as a return of capital. In March, June, September, and December 2018, the Company paid an extra-ordinary dividend of $300 million, $250 million, $250 million and $225 million respectively to PAI, which was recorded as a return of capital.
14.    RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $0.1 million for each of the years ended December 31, 2020, 2019 and 2018. The expense charged to the Company for the deferred compensation program was $0.7 million, $0.6 million and $0.5 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million, $2 million and $2 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $2 million for each of the years ended December 31, 2020, 2019 and 2018.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1.3 million, $0.9 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company pays commissions and certain other fees to PAD in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $211 million, $97 million and $122 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $20 million, $25 million and $15 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $23 million, $14 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $534 million and $391 million as of December 31, 2020 and 2019, respectively. "Net investment income" related to these ventures includes gains of $17 million, $17 million and $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. (“ASTISI”) and PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust and The Prudential Series Fund. Income received from ASTISI and PGIM Investments related to this agreement was $89 million, $96 million and $105 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees and other income” in the Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in "Receivables from parent and affiliates" at December 31, were as follows:

	Maturity Dates			Interest Rates			2020	2019
							(in thousands)
U.S. dollar fixed rate notes	2026	-	2027	2.62%	-	14.85%	$56,025	$52,573
Total long-term notes receivable - affiliated(1)							$56,025	$52,573
(1)All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.0 million and $0.0 million as of December 31, 2020 and 2019, respectively, and is included in “Other assets.” Revenues related to these loans were $1.5 million, $0.1 million and $0.4 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in “Asset administration fees and other income.”

Affiliated Commercial Mortgage Loan
The affiliated commercial mortgage loan included in "Commercial mortgage and other loans" at December 31, was as follow:

	Maturity Date	Interest Rate	2020
			(in thousands)
Affiliated Commercial Mortgage Loan	2025	4.65%	$74,005

The Company did not have any affiliated commercial mortgage loans outstanding at December 31, 2019.
The commercial mortgage loan shown above is carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. The Company reviews the performance and credit quality of the commercial mortgage on an on-going basis.
Accrued interest receivable related to the loan was $0.3 million at December 31, 2020 and is included in “Accrued investment income.” Revenue was $2.1 million for the year ended December 31, 2020 and is included in “Net investment income.”

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Affiliated Asset Transfers

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in-capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2020 and 2019:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	January 2019	Sale	Fixed Maturities	$20,504	$20,781	$0	$(277)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$97,953	$98,506	$0	$(554)
Prudential Insurance	March 2019	Purchase	Fixed Maturities	$141,476	$141,476	$0	$7,776
Prudential Insurance	April 2019	Purchase	Equity Securities	$4,300	$4,300	$0	$0
Prudential Retirement Insurance and Annuity Company	April 2019	Purchase	Equity Securities	$1,258	$1,258	$0	$0
Pruco Life Insurance Company	April 2019	Purchase	Equity Securities	$14,525	$14,525	$0	$0
Prudential Insurance	June 2019	Transfer out	Fixed Maturities	$23,066	$23,002	$0	$64
Prudential Insurance	June 2019	Transfer In	Fixed Maturities	$19,919	$19,919	$0	$0
Prudential Insurance	August 2019	Sale	Fixed Maturities	$66,346	$64,735	$0	$1,611
Prudential Insurance	August 2019	Sale	Commercial Mortgages	$106,307	$104,733	$0	$1,574
Prudential Insurance	November 2019	Sale	Other Invested Assets	$2,289	$2,362	$0	$(73)
Prudential Insurance	November 2019	Sale	Fixed Maturities	$6,517	$8,550	$0	$(2,033)
Prudential Insurance	December 2019	Purchase	Fixed Maturities	$5,271	$5,271	$0	$0
Prudential Insurance	December 2019	Purchase	Fixed Maturities	$85,261	$85,261	$0	$0
Prudential Insurance	December 2019	Sale	Fixed Maturities	$21,425	$20,628	$0	$797
Prudential International Insurance Service Company	March 2020	Purchase	Fixed Maturities	$107,014	$107,014	$0	$0
Prudential Insurance	March 2020	Purchase	Fixed Maturities	$258,885	$258,885	$0	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$91,131	$91,131	$0	$0
Prudential Insurance	June 2020	Sale	Fixed Maturities	$65,646	$57,699	$0	$7,947
Gibraltar Life Insurance Company	June 2020	Purchase	Fixed Maturities	$222,091	$222,091	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Debt Agreements
The Company is authorized to borrow funds up to $9 billion from Prudential Financial and its affiliates to meet its capital and other funding needs. The following table provides the breakout of the Company's short and long-term debt to affiliates:

Affiliate	Date Issued	Amount of Notes - December 31, 2020	Amount of Notes - December 31, 2019	Interest Rate	Date of Maturity
		(in thousands)
Prudential Insurance	4/20/2016	$0	$37,468	3.64%	12/6/2020
Prudential Insurance	4/20/2016	0	93,671	3.64%	12/15/2020
Prudential Insurance	4/20/2016	0	103,039	3.64%	12/15/2020
Prudential Insurance	4/20/2016	93,671	93,671	3.47%	6/20/2021
Prudential Insurance	4/20/2016	93,671	93,671	4.39%	12/15/2023
Prudential Insurance	4/20/2016	28,102	28,102	4.39%	12/15/2023
Prudential Insurance	4/20/2016	37,468	37,468	3.95%	6/20/2024
Prudential Insurance	4/20/2016	93,671	93,671	3.95%	6/20/2024
Prudential Insurance	4/20/2016	46,835	46,835	3.95%	6/20/2024
Prudential Insurance	6/28/2016	26,000	26,000	2.59%	6/28/2021
Prudential Funding LLC	12/16/2019	0	1,298	2.02%	1/16/2020
Prudential Funding LLC	12/17/2019	0	1,478	2.02%	1/15/2020
Prudential Funding LLC	12/17/2019	0	502	2.02%	1/16/2020
Prudential Funding LLC	12/18/2019	0	4,638	2.02%	1/16/2020
Total loans payable to affiliates		$419,418	$661,512
The total interest expense to the Company related to loans and other payables to affiliates was $53 million, $107 million and $58 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contributed Capital and Dividends
Through December 31, 2020, 2019 and 2018, the Company did not receive any capital contributions.
In March, June, September, and December of 2020, there was a $207 million, $173 million, $192 million and $188 million return of capital, respectively, to PAI. In March, June, September and December of 2019, there was a $245 million, $247 million, $245 million and $241 million return of capital, respectively, to PAI. In March, June, September and December of 2018, there was a $300 million, $250 million, $250 million and $225 million return of capital, respectively, to PAI.
Reinsurance with Affiliates
As discussed in Note 10, the Company participates in reinsurance transactions with certain affiliates.

15.    COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2020 and 2019, the outstanding balances on these commitments were $48 million and $43 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of December 31, 2020, which is a change of $0.1 million for the twelve months ended December 31, 2020. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2020 and 2019, $305 million and $207 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for the twelve months ended December 31, 2020.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $150 million. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
16.    CONTRACT WITHDRAWAL PROVISIONS
Most of the Company’s separate account liabilities are subject to discretionary withdrawal by contract holders at market value. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

17.    QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2020 and 2019 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2020
Total revenues	$23,927	$(2,640,794)	$504,829	$(113,386)
Total benefits and expenses	1,082,203	(22,500)	552,402	197,456
Income (loss) from operations before income taxes	(1,058,276)	(2,618,294)	(47,573)	(310,842)
Net income (loss)	$(820,788)	$(1,756,214)	$(182,160)	$(410,103)
2019
Total revenues	$(582,563)	$(103,779)	$272,685	$864,964
Total benefits and expenses	296,641	404,277	558,773	472,044
Income (loss) from operations before income taxes	(879,204)	(508,056)	(286,088)	392,920
Net income (loss)	$(900,024)	$(168,770)	$(227,512)	$306,979

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Prudential Annuities Life Assurance Corporation (the "Company") as of December 31, 2020 and 2019, and the related statements of operations and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, certain off-balance sheet exposures, and impairments for fixed maturities, available-for-sale in 2020, and the manner in which it accounts for certain financial assets and liabilities and in which it accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Annuity Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 8 and 9 to the financial statements, the Company issues certain variable annuity contracts which contain guaranteed benefit features. Certain of the guarantees associated with these contracts are accounted for as embedded derivatives and recorded at fair value. As of December 31, 2020, the fair value of the obligations associated with these guarantees accounted for as embedded derivatives was $17.3 billion. As there is no observable active market for the transfer of these obligations, the valuations are calculated by management using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived non-performance risk under the contract, as well as actuarially determined assumptions, including mortality rates, lapse rates, benefit utilization rates and withdrawal rates. For certain annuity products that include certain other contract features, including guaranteed minimum death benefits ("GMDB"), additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2020, the additional liability for these contract features included in the liability for future policy benefits was $0.8 billion. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, benefit utilization rates, and withdrawal rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the valuation model for the benefit features accounted for as embedded derivatives in light of the valuation objective (fair value) given the lack of an observable market for these guarantees and to determine the aforementioned assumptions for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the model for embedded derivatives recorded at fair value and the aforementioned assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits, including controls over the model for the benefit features accounted for as embedded derivatives and development of the assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Fixed and Variable Deferred Annuity Products

As described in Notes 2 and 6 to the financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal annuity business to the extent such costs are deemed recoverable from future profits. As of December 31, 2020, a significant portion of the $4.2 billion of deferred policy acquisition costs ("DAC") are associated with certain fixed and variable deferred annuity products. DAC related to fixed and variable deferred annuity products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to fixed and variable deferred annuity products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, benefit utilization rates and withdrawal rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to fixed and variable deferred annuity products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to fixed and variable deferred annuity products, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 19, 2021

We have served as the Company's auditor since 2003.